UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07660

Name of Fund:  BlackRock Massachusetts Tax-Exempt Trust (MHE)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Massachusetts Tax-Exempt Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2016

Date of reporting period: 08/31/2016

Item 1 – Report to Stockholders

AUGUST 31, 2016

ANNUAL REPORT

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, while, in contrast, the European Central Bank and the Bank of Japan increased stimulus, even introducing negative interest rates. The U.S. dollar had strengthened considerably, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices. Also during this time period, oil prices collapsed due to excess global supply. China showed signs of slowing economic growth and declining confidence in the country’s policymakers stoked worries about the potential impact on the global economy. Risk assets (such as equities and high yield bonds) struggled as volatility increased.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies, and oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding interest rates down — central bank accommodation, an aging population in need of income, and institutions such as insurance companies and pension plans needing to meet liabilities — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors.

Market volatility touched a year-to-date low in August, which may be a signal that investors have become complacent given persistent macro risks: Geopolitical turmoil continues to loom. A surprise move from the Fed — i.e., raising rates sooner than expected — has the potential to roil markets. And perhaps most likely to stir things up — the U.S. presidential election.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.60%	12.55%
U.S. small cap equities (Russell 2000® Index)	20.87	8.59
International equities (MSCI Europe, Australasia, Far East Index)	10.35	(0.12)
Emerging market equities (MSCI Emerging Markets Index)	22.69	11.83
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.23
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.22	7.35
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.68	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.35	7.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.56	9.12
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, thanks to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (“Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the United Kingdom’s decision to leave the European Union), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended August 31, 2016, municipal bond funds garnered net inflows of approximately $57 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $393 billion (though lower than the $425 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 61%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2016
6 months: 3.35%
12 months: 7.03%

A Closer Look at Yields

From August 31, 2015 to August 31, 2016, yields on AAA-rated 30-year municipal bonds decreased by 98 basis points (“bps”) from 3.10% to 2.12%, while 10-year rates fell by 74 bps from 2.16% to 1.42% and 5-year rates decreased 47 bps from 1.33% to 0.86% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 100 bps and the spread between 2- and 10-year maturities flattening by 76 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of muni bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2016

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	5

Trust Summary as of August 31, 2016	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”) MKT	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2016 ($16.06)[1]	3.54%
Tax Equivalent Yield[2]	6.64%
Current Monthly Distribution per Common Share[3]	$0.0474
Current Annualized Distribution per Common Share[3]	$0.5688
Economic Leverage as of August 31, 2016[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BZM[1,2]	15.80%	11.15%
Lipper Other States Municipal Debt Funds[3]	19.90%	10.53%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

Despite finishing with a positive return, Maryland underperformed the broader, national tax-exempt market due to the above-average credit quality of the state’s bonds. Investor demand shifted in favor of longer-term and lower-quality issues, leading to lower relative returns for AAA rated, general obligation securities — a relative headwind for Maryland tax-backed bonds.

•

The use of leverage helped augment returns at a time of strong market performance. However, leverage had less of an impact in the second half of the period since the Fed’s interest rate increase in December 2015 increased the costs of short-term financing.

•

Given the relative strength of longer-term bonds, the Trust’s exposure to longer-duration assets and the long end of the yield curve had a positive impact on performance. Additionally, the Trust’s exposure to lower-rated credits aided performance as yield spreads generally tightened over the period.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market. In addition, the Trust’s yield declined during the period as the proceeds from bonds that were called away were reinvested at lower yields.

6	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$16.06	$14.44	11.22%	$16.84	$14.28
Net Asset Value	$15.97	$14.96	6.75%	$16.13	$14.79

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Health	29%	27%
Education	18	21
Transportation	17	19
County/City/Special District/School District	16	16
Housing	9	7
Utilities	9	7
Corporate	1	1
Tobacco	1	—
State	—	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	4%
2017	3
2018	8
2019	8
2020	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	10%	10%
AA/Aa	36	35
A	30	30
BBB/Baa	14	15
BB/Ba	1	1
N/R2	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2016	7

Trust Summary as of August 31, 2016	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from federal income taxes, including federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2016 ($15.32)[1]	4.15%
Tax Equivalent Yield[2]	7.73%
Current Monthly Distribution per Common Share[3]	$0.0530
Current Annualized Distribution per Common Share[3]	$0.6360
Economic Leverage as of August 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.29%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MHE[1,2]	21.27%	11.01%
Lipper Other States Municipal Debt Funds[3]	19.90%	10.53%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

The Commonwealth of Massachusetts slightly underperformed the broader tax-exempt market during this period. Massachusetts benefits from a strong credit profile and rating, but states with weaker credit profiles generally performed better due to their higher yields.

•	Leverage also amplifies the effect of interest-rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

Positions in bonds with maturities of 20 years and higher helped performance. In addition to providing above-average yields, longer-dated bonds gained the largest benefit from the flattening of the yield curve. The Trust’s holdings in A and BBB rated securities, which generally outperformed higher-quality bonds, provided an additional boost to the Trust’s 12-month results. At the sector level, positions in education and tax-backed state issues contributed positively.

•

The Trust’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

8	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$15.32	$13.26	15.54%	$16.11	$12.84
Net Asset Value	$14.69	$13.89	5.76%	$14.85	$13.74

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Education	39%	47%
State	17	11
Health	16	14
Transportation	16	19
Housing	9	7
County/City/Special District/School District	2	2
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	1%
2017	11
2018	5
2019	13
2020	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	8%	11%
AA/Aa	57	55
A	21	27
BBB/Baa	11	7
BB/Ba	1	—
N/R2	2	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2016	9

Trust Summary as of August 31, 2016	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality by the Trust’s investment adviser) New York municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, however, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2016 ($15.04)[1]	4.63%
Tax Equivalent Yield[2]	9.37%
Current Monthly Distribution per Common Share[3]	$0.0580
Current Annualized Distribution per Common Share[3]	$0.6960
Economic Leverage as of August 31, 2016[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MHN[1,2]	16.10%	11.63%
Lipper New York Municipal Debt Funds[3]	19.17%	10.54%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

New York municipal bonds performed well during the period, as the state’s healthy economy, robust overall financial position and general lack of pension-funding issues contributed to strong investor demand.

•

Given the flattening of the yield curve, the Trust’s exposure to longer-duration assets and longer-term bonds had a positive impact on performance. Positions in the transportation, education and tax-backed (local) sectors also aided results. The Trust’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, further boosted returns. In addition, positions in lower-rated investment-grade bonds contributed positively due to their additional yield and strong price performance.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

10	ANNUAL REPORT	AUGUST 31, 2016

BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$15.04	$13.65	10.18%	$15.68	$13.47
Net Asset Value	$15.69	$14.81	5.94%	$15.90	$14.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Transportation	25%	21%
County/City/Special District/School District	20	20
Education	19	19
State	13	16
Utilities	12	11
Health	6	6
Housing	3	4
Corporate	1	2
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	6%
2017	9
2018	8
2019	6
2020	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	17%	11%
AA/Aa	59	63
A	17	19
BBB/Baa	5	4
BB/Ba	—	1
N/R2	2	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2016	11

Trust Summary as of August 31, 2016	BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2016 ($17.40)[1]	4.79%
Tax Equivalent Yield[2]	9.30%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Economic Leverage as of August 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BLJ[1,2]	31.16%	12.80%
Lipper New Jersey Municipal Debt Funds[3]	25.04%	12.69%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts. New Jersey municipal bonds performed particularly well thanks to the combination of limited new-issue supply and strong investor demand.

•

Given the flattening of the yield curve, the Trust’s exposure to longer-duration assets and longer-term bonds had a positive impact on performance. Positions in the tax-backed (state and local), education and transportation sectors also aided results. The Trust’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, further boosted returns. In addition, positions in lower-rated investment-grade bonds contributed positively due to their additional yield and strong price performance.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

12	ANNUAL REPORT	AUGUST 31, 2016

BlackRock New Jersey Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$17.40	$13.99	24.37%	$17.57	$13.79
Net Asset Value	$16.74	$15.65	6.96%	$16.92	$15.48

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Transportation	28%	28%
Education	20	21
County/City/Special District/School District	19	18
State	18	18
Health	7	6
Corporate	6	7
Housing	1	2
Utilities	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	—%
2017	2
2018	10
2019	11
2020	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	—%	5%
AA/Aa	47	42
A	34	35
BBB/Baa	9	7
BB/Ba	9	9
N/R2	1	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 3%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2016	13

Trust Summary as of August 31, 2016	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2016 ($15.70)[1]	4.51%
Tax Equivalent Yield[2]	9.13%
Current Monthly Distribution per Common Share[3]	$0.0590
Current Annualized Distribution per Common Share[3]	$0.7080
Economic Leverage as of August 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BQH[1,2]	20.63%	13.22%
Lipper New York Municipal Debt Funds[3]	19.17%	10.54%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

New York municipal bonds performed well during the period, as the state’s healthy economy, robust overall financial position and general lack of pension-funding issues contributed to strong investor demand.

•

Given the flattening of the yield curve, the Trust’s exposure to longer-duration assets and longer-term bonds had a positive impact on performance. Positions in the education, transportation and utilities sectors also aided results. The Trust’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, further boosted returns. In addition, positions in lower-rated investment-grade bonds contributed positively due to their additional yield and strong price performance.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

14	ANNUAL REPORT	AUGUST 31, 2016

BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$15.70	$13.66	14.93%	$16.39	$13.55
Net Asset Value	$16.99	$15.75	7.87%	$17.25	$15.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
County/City/Special District/School District	29%	30%
Education	20	22
Transportation	18	13
Utilities	11	9
Health	11	11
State	5	4
Housing	3	4
Corporate	2	6
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	2%
2017	6
2018	4
2019	7
2020	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	10%	9%
AA/Aa	51	49
A	21	23
BBB/Baa	10	7
BB/Ba	2	2
B	—	1
N/R2	6	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2016	15

Trust Summary as of August 31, 2016	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its managed assets in municipal obligations exempt from federal income taxes (including the alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment or, if unrated, are determined to be of comparable quality by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2016 ($14.84)[1]	4.20%
Tax Equivalent Yield[2]	8.50%
Current Monthly Distribution per Common Share[3]	$0.0520
Current Annualized Distribution per Common Share[3]	$0.6240
Economic Leverage as of August 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BSE[1,2]	19.87%	12.22%
Lipper New York Municipal Debt Funds[3]	19.17%	10.54%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

New York municipal bonds performed well during the period, as the state’s healthy economy, robust overall financial position and general lack of pension-funding issues contributed to strong investor demand.

•

Given the flattening of the yield curve, the Trust’s exposure to longer-duration assets and longer-term bonds had a positive impact on performance. Positions in the education, transportation and utilities sectors also aided results. The Trust’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, further boosted returns. In addition, positions in lower-rated investment-grade bonds contributed positively due to their additional yield and strong price performance.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

16	ANNUAL REPORT	AUGUST 31, 2016

BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$14.84	$12.99	14.24%	$15.26	$12.74
Net Asset Value	$15.84	$14.81	6.95%	$16.07	$14.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Education	24%	25%
County/City/Special District/School District	20	20
Transportation	18	18
Utilities	16	15
State	10	10
Health	8	9
Housing	4	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	—%
2017	6
2018	8
2019	5
2020	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	18%	17%
AA/Aa	55	53
A	24	25
BBB/Baa	2	3
N/R2	1	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2016	17

Trust Summary as of August 31, 2016	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2016 ($17.01)[1]	4.66%
Tax Equivalent Yield[2]	9.43%
Current Monthly Distribution per Common Share[3]	$0.0660
Current Annualized Distribution per Common Share[3]	$0.7920
Economic Leverage as of August 31, 2016[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BFY[1,2]	26.61%	12.24%
Lipper New York Municipal Debt Funds[3]	19.17%	10.54%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

New York municipal bonds performed well during the period, as the state’s healthy economy, robust overall financial position and general lack of pension-funding issues contributed to strong investor demand.

•

Given the flattening of the yield curve, the Trust’s exposure to longer-duration assets and longer-term bonds had a positive impact on performance. Positions in the transportation, education and utilities sectors also aided results. The Trust’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, further boosted returns. In addition, positions in lower-rated investment-grade bonds contributed positively due to their additional yield and strong price performance.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

18	ANNUAL REPORT	AUGUST 31, 2016

BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$17.01	$14.16	20.13%	$18.00	$13.93
Net Asset Value	$16.58	$15.57	6.49%	$16.81	$15.39

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
County/City/Special District/School District	25%	24%
Transportation	20	15
Education	16	17
Utilities	13	12
Health	9	10
State	7	8
Housing	7	6
Corporate	2	7
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2016	2%
2017	8
2018	3
2019	6
2020	5

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]
	8/31/16		8/31/15
AAA/Aaa	14%		15%
AA/Aa	46		43
A	26		27
BBB/Baa	8		5
BB/Ba	2		2
B	—	[2]	1
N/R3	4		7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of Trust’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 3%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2016	19

Trust Summary as of August 31, 2016	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2016 ($19.14)[1]	3.95%
Tax Equivalent Yield[2]	7.40%
Current Monthly Distribution per Common Share[3]	$0.0630
Current Annualized Distribution per Common Share[3]	$0.7560
Economic Leverage as of August 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BHV[1,2]	20.00%	9.05%
Lipper Other States Municipal Debt Funds[3]	19.90%	10.53%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The yield curve flattened, as intermediate- and longer-term bonds generated the largest gains while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

Despite finishing with a positive return, Virginia underperformed the broader, national tax-exempt market due to the above-average credit quality of the state’s bonds. Investor demand shifted in favor of longer-term and lower-quality issues, leading to lower relative returns for AAA rated, general obligation securities — a relative headwind for Virginia tax-backed bonds.

•

At the sector level, the largest contributions to the Trust’s performance came from positions in the health care and higher education sectors. Given the relative strength of longer-term bonds, the Trust’s exposure to longer-duration assets and the long end of the yield curve had a positive impact on performance as well. Additionally, the Trust’s exposure to lower-rated credits aided performance as yield spreads generally tightened over the period.

•

The use of leverage helped augment returns at a time of strong market performance. However, leverage had less of an impact in the second half of the period since the Fed’s interest rate increase in December 2015 increased the costs of short-term financing.

•

The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market. In addition, the Trust’s yield declined during the period as the proceeds from bonds that were called away were reinvested at lower yields.

20	ANNUAL REPORT	AUGUST 31, 2016

BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/16	8/31/15	Change	High	Low
Market Price	$19.14	$16.70	14.61%	$21.30	$16.25
Net Asset Value	$16.56	$15.90	4.15%	$16.71	$15.71

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/16	8/31/15
Health	27%	27%
Transportation	22	21
Education	20	21
County/City/Special District/School District	17	17
Housing	5	6
State	5	7
Tobacco	3	—
Corporate	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	1%
2017	4
2018	18
2019	17
2020	17

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]
	8/31/16	8/31/15
AAA/Aaa	13%	15%
AA/Aa	48	51
A	15	15
BBB/Baa	3	3
BB/Ba	2	1
B/B	2	—
N/R2	17	15

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016 and August 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 7%, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2016	21

Schedule of Investments August 31, 2016	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 136.1%
Corporate — 1.8%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	$320	$326,237
Potomac Electric Power Co., 6.20%, 9/01/22	250	282,162

		608,399
County/City/Special District/School District — 23.2%
City of Baltimore Maryland, RB, Series C, Wastewater Project, 5.00%, 7/01/39	1,000	1,203,660
County of Anne Arundel Maryland Consolidated, Refunding, Special Tax, The Villages of Dorchester and Farmington Project, 5.00%, 7/01/32	500	592,190
County of Anne Arundel Maryland Consolidated, Special Taxing District, Villages at Two Rivers Project, 5.25%, 7/01/44	250	263,598
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	250	287,567
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	250	275,590
County of Montgomery Maryland, GO, Refunding, Consolidated Public Improvement, Series A, 5.00%, 7/01/19 (a)	175	196,072
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,449	1,450,753
State of Maryland, GO, Refunding, State & Local Facilities Loan, 3rd Series C, 5.00%, 11/01/20	500	586,180
State of Maryland, GO:
State & Local Facilities Loan, 1st Series B, 5.00%, 3/15/19 (a)	250	277,190
State & Local Facilities Loan, 2nd Series B, 3.00%, 8/01/27	2,425	2,565,626

		7,698,426
Education — 26.6%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project:
4.00%, 9/01/27	510	569,334
3.25%, 9/01/28	360	383,641
Maryland EDC, Refunding RB:
University of Maryland College Park Project (AGM), 5.00%, 6/01/43	1,350	1,641,681
University of Maryland Project, 5.00%, 7/01/39	500	568,755
University Village at Sheppard Pratt, 5.00%, 7/01/33	1,000	1,109,650
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
4.00%, 7/01/39	100	108,385
Goucher College, Series A, 5.00%, 7/01/34	1,000	1,168,580
Johns Hopkins University Project, Series A, 4.00%, 7/01/37	10	10,877

Municipal Bonds	Par (000)	Value
Maryland (continued)
Education (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB (continued):
Loyola University Maryland, Series A, 5.00%, 10/01/39	$900	$1,051,110
Maryland Institute College of Art, 5.00%, 6/01/29	500	576,945
Notre Dame Maryland University, 5.00%, 10/01/42	1,000	1,142,680
University System of Maryland, RB, Auxiliary Facility and Tuition, Series A, 5.00%, 4/01/24	400	506,628

		8,838,266
Health — 43.3%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	250	280,278
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	550	554,444
County of Montgomery Maryland, RB, Trinity Health Credit Group, 5.00%, 12/01/45	750	919,327
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	1,145,020
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,142,250
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 7/01/40	1,000	1,081,630
Charlestown Community Project, 6.25%, 1/01/41	1,000	1,181,470
Frederick Memorial Hospital, Series A, 4.00%, 7/01/38	1,250	1,317,762
Lifebridge Health Issue, 4.13%, 7/01/47	500	546,395
Medstar Health, Inc., 5.00%, 8/15/42	1,000	1,182,780
Meritus Medical Center Issue, 5.00%, 7/01/40	1,000	1,182,230
Peninsula Regional Medical Center, 5.00%, 7/01/45	700	822,682
University of Maryland, 5.00%, 7/01/35	200	238,704
University of Maryland, 4.00%, 7/01/41	500	538,130
University of Maryland Medical System, 5.13%, 7/01/39	1,000	1,085,640
University of Maryland Medical System, Series A, 5.00%, 7/01/43	1,000	1,140,710

		14,359,452
Housing — 13.6%
County of Howard Maryland Housing Commission, RB, M/F Housing:
Columbia Commons Apartments, Series A, 5.00%, 6/01/44	550	619,459
Gateway Village Apartments, 4.00%, 6/01/46	500	538,905
Maryland Community Development Administration, HRB, M/F Housing, Series A, Residential:
4.05%, 7/01/42	1,220	1,277,145
S/F Housing, Series H, AMT, 5.10%, 9/01/37	875	882,700

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	CIFG	CIFG Assurance North America, Inc.	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	COP	Certificates of Participation	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	EDC	Economic Development Corp.	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	ERB	Education Revenue Bonds	PILOT	Payment in Lieu of Taxes
BAM	Build America Mutual Assurance Co.	FHA	Federal Housing Administration	RB	Revenue Bonds
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	S/F	Single-Family
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	SONYMA	State of New York Mortgage Agency
BOCES	Board of Cooperative Educational Services	HFA	Housing Finance Agency	Syncora	Syncora Guarantee
CAB	Capital Appreciation Bonds	HRB	Housing Revenue Bonds

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Municipal Bonds	Par (000)	Value
Maryland (continued)
Housing (continued)
Maryland Community Development Administration, RB:
3.70%, 7/01/35	$500	$522,535
S/F Housing, 5.05%, 9/01/39	500	519,950
S/F Housing, Series B, 4.75%, 9/01/39	150	154,823

		4,515,517
Transportation — 14.5%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	500	558,755
Transportation Facilities Project, Series A, 5.75%, 6/01/35	500	558,755
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 5/15/22	1,000	1,082,710
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 6/01/29	1,925	2,089,376
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/23	445	522,403

		4,811,999
Utilities — 13.1%
City of Annapolis Maryland Water & Sewer Revenue, Refunding RB, Series A, 3.38%, 8/01/40	780	818,860
City of Baltimore Maryland, RB:
Wastewater Project, Series C, 5.00%, 7/01/38	1,000	1,192,370
Water Project, Series A, 5.00%, 7/01/43	1,000	1,187,900
County of Montgomery Maryland, RB, Water Quality Protection Charge, Series A:
5.00%, 4/01/31	500	570,365
5.00%, 4/01/32	500	569,135

		4,338,630
Total Municipal Bonds in Maryland		45,170,689

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.3%
Tobacco — 1.3%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	$450	$444,928
Total Municipal Bonds — 137.4%		45,615,617

Municipal Bonds Transferred to Tender Option Bond Trusts (b) — 9.7%
Maryland — 9.7%
Transportation — 9.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	3,000	3,219,990
Total Long-Term Investments (Cost — $45,208,968) — 147.1%		48,835,607

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (c)(d)	1,496,051	1,496,051
Total Short-Term Securities (Cost — $1,496,051) — 4.5%		1,496,051
Total Investments (Cost — $46,705,019) — 151.6%		50,331,658
Other Assets Less Liabilities — 0.9%		302,605
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.5)%		(1,501,393)
VRDP Shares, at Liquidation Value Net of Deferred Oferring Costs — (48.0)%		(15,931,292)

Net Assets Applicable to Common Shares — 100.0%		$33,201,578

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(c)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,496,051	1,496,051	$1,496,051	$592
FFI Institutional Tax-Exempt Fund	334,132	(334,132)	—	—	26
Total				$1,496,051	$618

(d)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	23

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(2)	5-Year U.S. Treasury Note	December 2016	$242,500	$372
(7)	10-Year U.S. Treasury Note	December 2016	$916,453	2,137
(4)	Long U.S. Treasury Bond	December 2016	$681,500	862
(1)	Ultra U.S. Treasury Bond	December 2016	$187,469	(683)
Total				$2,688

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$3,371	—	$3,371

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]		—	—	—	—	$683	—	$683

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(82,317)	—	$(82,317)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(1,128)	—	$(1,128)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,614,238

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$48,835,607	—	$48,835,607
Short-Term Securities	$1,496,051	—	—	1,496,051

Total	$1,496,051	$48,835,607	—	$50,331,658

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$3,371	—	—	$3,371
Liabilities:
Interest rate contracts	(683)	—	—	(683)

Total	$2,688	—	—	$2,688

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (concluded)	BlackRock Maryland Municipal Bond Trust (BZM)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$31,350	—	—	$31,350
Liabilities:
Bank overdraft	—	$(26,281)	—	(26,281)
TOB Trust Certificates	—	(1,500,000)	—	(1,500,000)
VRDP Shares at Liquidation Value	—	(16,000,000)	—	(16,000,000)

Total	$31,350	$(17,526,281)	—	$(17,494,931)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	25

Schedule of Investments August 31, 2016	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 148.6%
County/City/Special District/School District — 3.4%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 9/01/26	$1,000	$1,193,980
Education — 60.5%
Massachusetts Development Finance Agency, RB:
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	250	285,845
Mount Holyoke College, Series B, 5.00%, 7/01/41	500	576,745
Wellesley College, Series J, 5.00%, 7/01/42	1,950	2,333,409
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 1/01/42	650	954,915
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,935,945
Emerson College, 5.00%, 1/01/41	500	579,220
Emerson College, Series A, 5.00%, 1/01/40	200	217,428
Emmanuel College Issue, Series A, 4.00%, 10/01/46	505	531,997
International Charter School, 5.00%, 4/15/40	1,000	1,121,850
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,933,486
Wheelock College, Series C, 5.25%, 10/01/37	1,000	1,041,380
Worcester Polytechnic Institute, 5.00%, 9/01/17 (a)	1,505	1,571,792
Worcester Polytechnic Institute, 5.00%, 9/01/27	480	498,499
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	1,000	1,190,290
Massachusetts Educational Financing Authority, Refunding RB, Issue J, AMT, 3.50%, 7/01/33	250	254,977
Massachusetts Health & Educational Facilities Authority, RB:
Berklee College of Music, Inc., Series A, 5.00%, 10/01/37	70	73,166
Northeastern University, Series R, 5.00%, 10/01/33	225	243,230
Tufts University, Series O, 5.38%, 8/15/18 (a)	1,000	1,092,020
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Berklee College of Music, Inc. Series A, 5.00%, 10/01/17 (a)	930	974,631
Harvard University, Series A, 5.50%, 11/15/36	100	110,839
Harvard University, Series B, 5.00%, 10/01/38	400	418,828
Northeastern University, Series T-2, 5.00%, 10/01/32	500	588,955
Springfield College, 5.63%, 10/15/19 (a)	500	573,755
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,335,430
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	599,490

		21,038,122
Health — 24.8%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 7/01/45	405	430,385
Seven Hills Foundation Obligated Group, Series A, 5.00%, 9/01/35	750	840,518
Massachusetts Development Finance Agency, Refunding RB:
Carleton-Willard Village, 5.63%, 12/01/30	500	562,460
Partners Healthcare System, Series L, 5.00%, 7/01/36	1,000	1,166,640
Massachusetts Health & Educational Facilities Authority, RB:
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/31	1,000	1,126,200
Caregroup, Series E-1, 5.00%, 7/01/18 (a)	500	539,760
Children’s Hospital, Series M, 5.25%, 12/01/39	600	675,522
Children’s Hospital, Series M, 5.50%, 12/01/39	500	566,050

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Health (continued)
Massachusetts Health & Educational Facilities Authority, RB (continued):
Lahey Clinic Medical Center, Series D, 5.25%, 8/15/17 (a)	$1,000	$1,045,030
Southcoast Health Obligation Group, Series D, 5.00%, 7/01/39	500	541,535
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 7/01/38	1,000	1,132,370

		8,626,470
Housing — 9.6%
Massachusetts HFA, RB, M/F Housing, Series A (FHA), 5.25%, 12/01/35	185	204,962
Massachusetts HFA, Refunding RB, AMT:
Series C, 5.00%, 12/01/30	405	428,198
Series C, 5.35%, 12/01/42	1,650	1,775,647
Series F, 5.70%, 6/01/40	870	917,389

		3,326,196
State — 25.7%
Commonwealth of Massachusetts, GO:
Series C, 5.00%, 7/01/45	1,000	1,214,690
Series E, 3.00%, 4/01/41	345	346,901
Massachusetts Bay Transportation Authority, RB, Series A, 5.00%, 7/01/45	500	607,790
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	730	998,845
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	500	602,380
Senior Series B, 5.00%, 10/15/41	1,000	1,179,960
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/19 (a)	2,500	2,817,400
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	1,154,447

		8,922,413
Transportation — 24.6%
Commonwealth of Massachusetts, RB, Series A, 5.00%, 6/15/27	1,000	1,202,130
Commonwealth of Massachusetts, Refunding RB, Series A, 5.00%, 6/01/38	500	585,275
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 1/01/32	1,120	1,262,565
5.00%, 1/01/37	1,000	1,118,210
Massachusetts Port Authority, RB, AMT:
Series A, 5.00%, 7/01/42	1,000	1,145,990
Series B, 5.00%, 7/01/45	1,750	2,067,397
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	1,000	1,177,770

		8,559,337
Total Municipal Bonds in Massachusetts		51,666,518

Puerto Rico — 1.4%
Tobacco — 1.4%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed:
5.50%, 5/15/39	95	95,712
5.63%, 5/15/43	395	390,548
Total Municipal Bonds in Puerto Rico		486,260
Total Municipal Bonds — 150.0%		52,152,778

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Municipal Bonds Transferred to Tender Option Bond Trusts (b) — 3.4%	Par (000)	Value
Massachusetts — 3.4%
Housing — 3.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	$1,001	$1,200,528
Total Long-Term Investments (Cost — $47,678,081) — 153.4%		53,353,306

Short-Term Securities — 0.4%	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (c)(d)	125,958	$125,958
Total Short-Term Securities (Cost — $125,958) — 0.4%		125,958
Total Investments (Cost — $47,804,039) — 153.8%		53,479,264
Other Assets Less Liabilities — 1.3%		466,651
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.2)%		(752,354)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (52.9)%		(18,421,105)

Net Assets Applicable to Common Shares — 100.0%		$34,772,456

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(c)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BIF Massachusetts Municipal Money Fund	254,118	(254,118)	—	—	—
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	125,958	125,958	$125,958	$121
Total				$125,958	$121

(d)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(2)	5-Year U.S. Treasury Note	December 2016	$242,500	$372
(9)	10-Year U.S. Treasury Note	December 2016	$1,178,297	2,748
(5)	Long U.S. Treasury Bond	December 2016	$851,875	1,077
(1)	Ultra U.S. Treasury Bond	December 2016	$187,469	(683)
Total				$3,514

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$4,197	—	$4,197

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$683	—	$683

[1]   Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	27

Schedule of Investments (concluded)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(99,996)	—	$(99,996)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(7,953)	—	$(7,953)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,962,646

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$53,353,306	—	$53,353,306
Short-Term Securities	$125,958	—	—	125,958

Total	$125,958	$53,353,306	—	$53,479,264

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$4,197	—	—	$4,197
Liabilities:
Interest rate contracts	(683)	—	—	(683)

Total	$3,514	—	—	$3,514

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$38,050	—	—	$38,050
Liabilities:
TOB Trust Certificates	—	$(750,858)	—	(750,858)
VRDP Shares at Liquidation Value	—	(18,500,000)	—	(18,500,000)

Total	$38,050	$(19,250,858)	—	$(19,212,808)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments August 31, 2016	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 131.2%
Corporate — 2.4%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	$820	$913,636
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	2,250	2,878,200
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters Issue, 5.25%, 10/01/35	5,775	7,928,266

		11,720,102
County/City/Special District/School District — 27.7%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42 (a)	2,130	2,581,944
City of New York New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 8/01/32	490	590,107
Fiscal 2014, 5.00%, 8/01/32	2,000	2,427,480
5.50%, 8/01/25	5,500	7,083,505
5.00%, 8/01/30	2,000	2,407,680
City of New York New York, GO, Series E:
Series A-1, 5.00%, 8/01/35	2,350	2,762,402
Sub-Series D-1, 5.00%, 10/01/33	4,175	4,930,174
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	945	1,149,734
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	5,000	6,072,450
4.00%, 11/15/45	965	1,085,036
5.00%, 11/15/45	12,215	14,778,806
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	1,380	666,347
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	897,328
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	3,500	3,538,220
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,150	6,225,276
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,200	2,207,238
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,500	9,556,335
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series A-1, 5.00%, 11/01/38	950	1,149,966
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,584,239
Sub-Series B-1, 5.00%, 11/01/36	1,690	2,074,255
Sub-Series B-1, 5.00%, 11/01/38	1,455	1,788,777
Sub-Series E-1, 5.00%, 2/01/30	1,000	1,271,060
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,145	1,435,681
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,155,160
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	1,000	1,171,180
County of Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 5/01/28	2,250	2,845,035

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
County of Nassau New York, GO, Series B, 5.00%, 10/01/30	$1,500	$1,877,940
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	2,685	2,735,532
(AGC), 5.00%, 2/15/47	7,370	7,511,799
(AGC), 5.00%, 2/15/47	305	310,868
(AGM), 5.00%, 2/15/47	7,530	7,674,877
(NPFGC), 4.50%, 2/15/47	11,905	12,100,718
(NPFGC), 5.00%, 2/15/47	1,500	1,528,230
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,710	2,002,974
4 World Trade Center Project, 5.00%, 11/15/44	4,000	4,639,680
4 World Trade Center Project, 5.75%, 11/15/51	1,755	2,107,615
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	885	983,253
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,530	4,044,709
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,100	3,116,926

		135,070,536
Education — 24.9%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/30	250	299,188
5.00%, 12/01/32	100	119,931
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	4,975	5,398,969
Build NYC Resource Corp., RB, The Chapin School, Ltd. Project:
4.00%, 11/01/26	590	718,237
5.00%, 11/01/26	800	1,049,280
Build NYC Resource Corp., Refunding RB:
New York Law School Project, 5.00%, 7/01/41	930	1,096,154
New York Law School Project, 4.00%, 7/01/45	370	396,795
Series A, 5.00%, 6/01/43	450	542,160
City of New York Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	123,361
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	1,775	2,126,539
American Museum of Natural History, 5.00%, 7/01/41	750	892,012
Carnegie Hall, 4.75%, 12/01/39	3,150	3,502,926
Carnegie Hall, 5.00%, 12/01/39	1,850	2,074,479
Wildlife Conservation Society, 5.00%, 8/01/42	2,840	3,337,625
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,535	6,305,693
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 7/01/40	685	843,139
5.00%, 7/01/43	2,480	3,041,323
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 7/01/38	1,240	1,460,856
4.00%, 7/01/39	350	389,610

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	29

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	$1,135	$1,326,055
5.00%, 12/01/36	1,100	1,298,110
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	715	809,366
5.00%, 7/01/42	445	503,215
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	300	359,409
5.38%, 9/01/41	125	147,544
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	579,945
5.25%, 7/01/36	700	804,636
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	500	573,910
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 7/01/39	750	890,828
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	1,000	1,529,200
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	2,084,741
Fordham University, Series A, 5.00%, 7/01/28	175	206,318
Fordham University, Series A, 5.50%, 7/01/36	1,375	1,650,385
General Purpose, Series A, 5.00%, 2/15/36	4,500	5,370,840
New School (AGM), 5.50%, 7/01/43	3,265	3,794,093
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (c)	1,000	1,123,310
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	3,500	5,051,690
New York University, Series B, 5.00%, 7/01/34	400	446,432
New York University, Series B, 5.00%, 7/01/42	3,000	3,547,500
New York University, Series C, 5.00%, 7/01/18 (c)	2,000	2,157,900
Siena College, 5.13%, 7/01/39	1,345	1,453,609
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	750	860,865
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	1,500	1,710,795
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,740,825
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,192,970
Barnard College, Series A, 5.00%, 7/01/34	900	1,096,434
Barnard College, Series A, 4.00%, 7/01/37	850	946,908
Barnard College, Series A, 5.00%, 7/01/43	1,500	1,798,155
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,145,380
Fordham University, 5.00%, 7/01/44	1,900	2,252,279
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,200	1,438,524
New York University Mount Sinai School of Medicine (NPFGC), 5.00%, 7/01/17 (c)	4,500	4,666,230
New York University, Series A, 5.00%, 7/01/31	3,000	3,623,430
New York University, Series A, 5.00%, 7/01/37	4,180	5,004,463
Pratt Institute, 5.00%, 7/01/46	1,000	1,220,620
Rochester Institute of Technology, 4.00%, 7/01/31	2,300	2,553,368

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Rochester Institute of Technology, 5.00%, 7/01/42	$750	$875,985
St. John’s University, Series A, 5.00%, 7/01/37	2,400	2,866,536
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	4,755	5,812,084
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	6,435	7,842,399
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,740,290
State University Dormitory Facilities, Series B, 5.00%, 7/01/32	500	617,700
State University Dormitory Facilities, Series B, 5.00%, 7/01/33	860	1,057,757

		121,491,310
Health — 9.7%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,800	2,013,948
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/34	500	574,850
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	970	955,683
4.00%, 7/01/41	900	992,250
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	1,180	1,351,879
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,925	6,958,083
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	460	539,548
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,340	1,529,409
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,250	2,484,135
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	5,500	5,721,265
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (c)	2,680	3,185,394
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (c)	1,800	2,156,418
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (c)	1,825	2,058,600
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,098,000
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	685	752,130
State of New York Dormitory Authority, Refunding RB, Series A:
New York University Hospitals Center, 5.00%, 7/01/17 (c)	1,000	1,037,200
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	2,000	2,321,180
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	2,645	3,231,053
North Shore-Long Island Jewish Obligated Group, 5.25%, 5/01/34	7,375	8,631,331

		47,592,356

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 4.8%
City of New York New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	$6,505	$7,816,603
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	1,375	1,615,130
Series A-1-A, AMT, 5.00%, 11/01/30	750	770,850
Series A-1-A, AMT, 5.45%, 11/01/46	1,335	1,367,481
Series H-1, AMT, 4.70%, 11/01/40	1,000	1,003,000
Series H-2-A, AMT, 5.20%, 11/01/35	835	858,756
Series H-2-A, AMT, 5.35%, 5/01/41	600	625,638
Sustainable Neighborhood Bonds,Series C-1-A, 3.40%, 11/01/47	4,050	4,125,330
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	1,075	1,148,078
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,000	2,006,360
State of New York HFA, RB:
M/F Housing, Affordable Housing, Series D (SONYMA), 3.20%, 11/01/46	1,210	1,216,667
St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,000	1,002,680

		23,556,573
State — 13.6%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,510	1,581,755
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,344,840
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,343,950
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,393,313
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	3,750	3,810,637
Series S-2 (NPFGC), 4.25%, 1/15/34	3,220	3,256,193
Metropolitan Transportation Authority, RB, Dedicated Tax Fund, Series A (NPFGC), 5.00%, 11/15/16 (c)	4,000	4,036,320
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	2,500	2,828,325
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,885,440
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/32	2,070	2,402,483
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	3,000	3,577,170
General Purpose, Series B, 5.00%, 3/15/42	4,600	5,418,892
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	250	275,195
Mental Health Services Facilities Improvement, Series B (AGM), 5.00%, 2/15/33	4,500	4,858,110
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	2,500	2,613,925
Series B, 5.00%, 3/15/37	1,500	1,855,020
State Personal Income Tax, Series A, 5.00%, 2/15/43	495	579,605
State of New York Dormitory Authority, Refunding RB:
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/17 (c)	450	471,573
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (c)	5,000	5,454,800
Secured Hospital, North General Hospital (Syncora), 5.75%, 2/15/17	2,000	2,007,860
State of New York Thruway Authority, RB:
2nd General Highway & Bridge Trust, Series B, 5.00%, 10/01/17 (c)	1,000	1,047,320

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
State of New York Thruway Authority, RB (continued):
Transportation, Series A, 5.00%, 3/15/32	$2,740	$3,316,167
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/32	2,000	2,420,560
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 4.00%, 3/15/37	350	395,259

		66,174,712
Tobacco — 1.1%
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	1,875	1,937,493
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,495	1,759,690
5.25%, 5/15/40	1,500	1,753,065

		5,450,248
Transportation — 33.1%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,170,520
Series A, 5.00%, 11/15/30	3,000	3,605,880
Series A-1, 5.25%, 11/15/33	1,620	2,000,992
Series A-1, 5.25%, 11/15/34	1,620	1,994,836
Series B, 5.25%, 11/15/44	1,000	1,219,810
Series C, 6.50%, 11/15/18 (c)	4,490	5,061,038
Series C, 6.50%, 11/15/28	1,525	1,717,287
Series D, 5.25%, 11/15/41	2,000	2,384,680
Series E, 5.00%, 11/15/38	8,750	10,503,062
Series E, 5.00%, 11/15/43	1,000	1,196,650
Series H, 5.00%, 11/15/25	1,000	1,221,310
Sub-Series B, 5.00%, 11/15/25	1,000	1,240,300
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 4.00%, 11/15/46	315	347,202
Green Bonds, Series A-1, 5.25%, 11/15/56	2,330	2,892,089
Series C-1, 5.25%, 11/15/56	1,355	1,696,717
Series D, 5.00%, 11/15/30	885	1,069,549
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	13,742,730
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	10,900	12,749,512
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,015	1,068,724
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,866,625
Consolidated, 183rd Series, 4.00%, 6/15/44	2,000	2,247,200
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.90%, 12/01/17	4,000	4,155,040
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	19,725	20,158,753
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,000	1,180,780
179th Series, 5.00%, 12/01/38	1,390	1,684,708
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	4,000	4,028,920
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,289,150
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	285	304,483

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	31

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued):
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	$750	$875,760
Consolidated, 189th Series, 5.00%, 5/01/45	2,305	2,793,429
State of New York Thruway Authority, RB, Junior Lien, Series A:
4.00%, 1/01/51	1,250	1,364,900
5.25%, 1/01/56	3,880	4,799,172
State of New York Thruway Authority, Refunding RB:
5.00%, 1/01/29	1,750	2,163,210
5.00%, 1/01/31	1,000	1,221,470
General, Series I, 5.00%, 1/01/37	4,245	4,968,093
General, Series I, 5.00%, 1/01/42	4,270	4,968,871
General, Series K, 5.00%, 1/01/32	1,000	1,217,200
Series J, 5.00%, 1/01/41	5,000	5,883,950
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	940	1,159,105
5.00%, 11/15/45	820	1,005,763
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (b)	7,670	5,118,038
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,182,560
General, Series A, 5.25%, 11/15/45	1,280	1,599,219
General, Series A, 5.00%, 11/15/50	3,000	3,598,980
Series A, 5.00%, 11/15/46	5,000	6,173,050
Series C, 5.00%, 11/15/38	1,385	1,509,082
Sub-Series A, 5.00%, 11/15/28	2,500	3,046,800
Sub-Series A, 5.00%, 11/15/29	875	1,060,098

		161,507,297
Utilities — 13.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,718,835
2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,145,890
2nd General Resolution, Fiscal 2011, Series GG, 5.00%, 6/15/43	2,070	2,409,977
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	2,250	2,750,895
2nd General Resolution, Series DD, 5.00%, 6/15/32	5,750	6,199,362
Fiscal 2016, Series A, 3.00%, 6/15/36	1,250	1,309,038
Long Island Power Authority, RB, General, Electric Systems, Series A (AGM), 5.00%, 5/01/36	2,375	2,729,374
Long Island Power Authority, Refunding RB, Electric Systems, Series A (AGC):
5.75%, 4/01/39	1,000	1,120,770
General, 6.00%, 5/01/19 (c)	1,500	1,708,800
State of New York Environmental Facilities Corp., RB, Series B, Revolving Funds, Green Bonds, 5.00%, 9/15/40	3,170	3,899,100
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/36	3,200	3,766,336
Series A, 5.00%, 6/15/40	1,545	1,909,805
Series A, 5.00%, 6/15/45	7,935	9,694,348
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	3,054,643

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	$1,415	$1,514,375
Series B, 4.00%, 12/15/35 (a)	2,600	3,016,780
Series E, 5.00%, 12/15/41	15,490	18,873,171
Western Nassau County Water Authority, RB, Series A, 5.00%, 4/01/40	1,065	1,276,786

		68,098,285
Total Municipal Bonds in New York		640,661,419

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,175	1,333,155

Puerto Rico — 0.7%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,300	3,537,006
Total Municipal Bonds — 132.2%		645,531,580

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 32.0%
County/City/Special District/School District — 5.1%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/29	2,000	2,549,820
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 2/15/19 (c)(e)	636	709,490
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (e)	9,364	10,446,010
Sub-Series I-1, 5.00%, 3/01/36	2,500	2,987,275
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	2,500	3,111,000
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,952,858
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	3,087,682

		24,844,135
Education — 6.9%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	1,981	2,414,812
State of New York Dormitory Authority, LRB, State University Dormitory Facilities:
New York University, 5.00%, 7/01/35,	4,448	5,214,312
5.25%, 7/01/19 (c)	5,000	5,641,600
State of New York Dormitory Authority, RB, Series A:
New York University, 5.00%, 7/01/18 (c)	5,498	5,932,520
New York University (AMBAC), 5.00%, 7/01/17 (c)	2,999	3,109,421
5.00%, 3/15/44	4,858	5,865,866
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	4,500	5,712,345

		33,890,876

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
State — 8.1%
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	$5,999	$7,073,112
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,380	9,303,154
4.00%, 10/15/32	6,000	6,963,720
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	5,000	5,639,950
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	2,500	2,909,525
Mental Health Services Facilities, AMT (AGM), 5.40%, 2/15/33	5,458	5,910,657
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 3/15/45	1,471	1,789,277

		39,589,395
Transportation — 7.2%
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/25	8,005	9,424,099
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,405	4,223,732
State of New York Thruway Authority, Refunding RB, General, Series H (AGM), 5.00%, 1/01/37	8,500	8,971,240
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	10,000	12,346,100

		34,965,171
Utilities — 4.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (c)	921	1,005,719
5.75%, 6/15/40	3,082	3,363,570

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
Utilities (continued)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	$7,151	$8,412,718
Series FF-2, 5.50%, 6/15/40	2,400	2,706,840
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds:
4.00%, 6/15/46	601	680,549
Series A, 3.00%, 6/15/35	2,982	3,102,765
Utility Debt Securitization Authority, Refunding RB, Restructuring, 5.00%, 12/15/36	3,003	3,740,113

		23,012,274
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.0%		156,301,851
Total Long-Term Investments (Cost — $727,829,024) — 164.2%		801,833,431

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (f)(g)	5,404,267	5,404,267
Total Short-Term Securities (Cost — $5,404,267) — 1.1%		5,404,267
Total Investments (Cost — $733,233,291) — 165.3%		807,237,698
Other Assets Less Liabilities — 0.2%		826,818
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.1)%		(73,525,564)
Loan for TOB Trust Certificates — (0.6)%		(3,004,300)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (49.8)%		(243,216,402)

Net Assets Applicable to Common Shares — 100.0%		$488,318,250

Notes to Schedule of Investments

(a)	When-issued security.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019 is $8,471,748. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BIF New York Municipal Money Fund	3,034,667	(3,034,667)	—	—	$1,504
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	5,404,267	5,404,267	$5,404,267	3,369
Total				$5,404,267	$4,873

(g)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	33

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(134)	10-Year U.S. Treasury Note	December 2016	$17,543,531	$40,905
(24)	5-Year U.S. Treasury Note	December 2016	$2,910,000	4,467
(92)	Long U.S. Treasury Bond	December 2016	$15,674,500	19,819
(21)	Ultra U.S. Treasury Bond	December 2016	$3,936,844	(14,337)
Total				$50,854

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$65,191	—	$65,191

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	[1]	—	—	—	—	$14,337	—	$14,337

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,601,946)	—	$(1,601,946)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(9,292)	—	$(9,292)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$30,304,961

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]		$801,833,431	—	$801,833,431
Short-Term Securities	$5,404,267	—	—	5,404,267

Total	$5,404,267	$801,833,431	—	$807,237,698

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$65,191	—	—	$65,191
Liabilities:
Interest rate contracts	(14,337)	—	—	(14,337)

Total	$50,854	—	—	$50,854

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (concluded)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$641,850	—	—	$641,850
Liabilities:
TOB Trust Certificates	—	$(73,438,549)	—	(73,438,549)
Loan for TOB Trust Certificates	—	(3,004,300)	—	(3,004,300)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

Total	$641,850	$(320,042,849)	—	$(319,400,999)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	35

Schedule of Investments August 31, 2016	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 136.2%
Corporate — 9.4%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$560	$22,070
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	750	823,650
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	1,550	1,801,363
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	500	564,230
Series B, 5.60%, 11/01/34	395	446,208

		3,657,521
County/City/Special District/School District — 23.4%
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 7/01/33	150	181,635
5.00%, 7/01/35	235	282,296
City of Margate New Jersey, GO, Refunding, Improvement:
5.00%, 1/15/27	230	266,322
5.00%, 1/15/28	110	127,169
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	610	637,700
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	400	547,800
5.50%, 10/01/29	790	1,093,953
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	800	872,344
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	235	283,349
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	440	562,496
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	180	213,098
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	685	779,051
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	265	319,049
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	115	140,869
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,817,292

		9,124,423
Education — 29.6%
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	100	104,482
Team Academy Charter School Project, 6.00%, 10/01/33	455	532,332
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 8/01/34 (c)	215	229,181
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	635	718,464
Montclair State University, Series J, 5.25%, 7/01/18 (d)	180	195,203

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/35	$175	$190,423
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (d)	245	264,482
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (d)	765	820,807
Georgian Court University, Series D, 5.00%, 7/01/33	150	154,373
Kean University, Series A, 5.50%, 9/01/36	700	785,127
Montclair State University, Series A, 5.00%, 7/01/44	1,600	1,885,408
Montclair State University, Series B, 5.00%, 7/01/33	100	123,936
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	210	236,817
Ramapo College, Series B, 5.00%, 7/01/42	85	97,185
Series F, 4.00%, 7/01/35 (e)	125	138,851
Seton Hall University, Series D, 5.00%, 7/01/38	105	122,540
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	450	531,634
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, Series 1A, AMT, 5.00%, 12/01/22	915	1,055,050
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	515	584,473
Series 1A, 5.00%, 12/01/25	105	110,432
Series 1A, 5.00%, 12/01/26	80	83,967
Series 1A, 5.25%, 12/01/32	300	327,255
Student Loan, Series 1A, 5.13%, 12/01/27	195	205,035
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	500	595,015
5.00%, 7/01/45	220	258,388
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	985	1,159,128

		11,509,988
Health — 11.2%
New Jersey EDA, Refunding RB, Lions Gate Project, 5.25%, 1/01/44	135	146,968
New Jersey Health Care Facilities Financing Authority, RB:
Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/18 (d)	110	120,441
Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/38	390	416,805
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	235	250,522
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	230	276,609
Virtua Health, Series A (AGC), 5.50%, 7/01/38	400	448,960
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	610	738,137
Princeton Healthcare System, 5.00%, 7/01/39	250	302,240
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	500	509,920
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	180	213,012
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	505	591,976
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/34	50	53,832

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued):
St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	$110	$129,946
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	155	163,376

		4,362,744
Housing — 2.0%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	370	394,117
S/F Housing, Series AA, 6.38%, 10/01/28	100	103,536
S/F Housing, Series AA, 6.50%, 10/01/38	20	20,685
S/F Housing, Series CC, 5.00%, 10/01/34	250	262,842

		781,180
State — 24.9%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	870	919,607
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/27 (f)	4,000	3,112,760
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	500	613,700
School Facilities Construction, 5.00%, 9/01/16 (d)	50	50,000
School Facilities Construction (AGC), 5.50%, 12/15/18 (d)	645	715,499
School Facilities Construction (AGC), 5.50%, 12/15/34	355	387,025
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/28	255	282,244
Cigarette Tax, 5.00%, 6/15/29	500	551,565
Cigarette Tax (AGM), 5.00%, 6/15/22	750	871,710
School Facilities Construction, Series AA, 5.50%, 12/15/29	500	548,795
School Facilities Construction, Series GG, 5.25%, 9/01/27	1,295	1,443,925
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	200	217,882

		9,714,712
Transportation — 34.6%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	250	280,685
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,360	1,578,919
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	1,175	1,377,323
Series A, 5.00%, 1/01/43	500	584,890
Series E, 5.25%, 1/01/40	370	403,296
Series E, 5.00%, 1/01/45	720	860,004
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (f)	1,250	711,462
Transportation Program, Series AA, 5.00%, 6/15/38	705	787,718
Transportation Program, Series AA, 5.25%, 6/15/41	480	554,448
Transportation System, 6.00%, 12/15/38	325	357,624
Transportation System, Series A, 6.00%, 6/15/35	1,275	1,478,299
Transportation System, Series A, 5.88%, 12/15/38	555	609,157
Transportation System, Series A, 5.50%, 6/15/41	830	926,587

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation System, Series A (AGC), 5.63%, 12/15/28	$200	$221,656
Transportation System, Series AA, 5.50%, 6/15/39	425	485,316
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	450	527,990
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
166th Series, 5.25%, 7/15/36	500	585,495
172nd Series, AMT, 5.00%, 10/01/34	1,000	1,148,610

		13,479,479
Utilities — 1.1%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (f)	650	414,783
Total Municipal Bonds — 136.2%		53,044,830

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
New Jersey — 22.4%
County/City/Special District/School District — 6.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	340	420,495
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	1,780	2,005,366

		2,425,861
Education — 2.8%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/19 (d)	991	1,102,566
State — 2.9%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (d)	986	1,104,905
6.00%, 12/15/34	14	15,635

		1,120,540
Transportation — 10.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	600	626,934
Series B, 5.25%, 6/15/36 (h)	1,000	1,105,053
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,501	1,687,891
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	630	671,951

		4,091,829
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.4%		8,740,796
Total Long-Term Investments (Cost — $55,364,201) — 158.6%		61,785,626

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	37

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (i)(j)	158,167	$158,167
Total Short-Term Securities (Cost — $158,167) — 0.4%		158,167
Total Investments (Cost — $55,522,368) — 159.0%		61,943,793
Other Assets Less Liabilities — 1.1%		421,374
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.3)%		(4,783,049)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (47.8)%		(18,623,539)

Net Assets Applicable to Common Shares — 100.0%		$38,958,579

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	When-issued security.

(f)	Zero-coupon bond.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on June 15, 2019 is $776,979. See Note 4 of the Notes to Financial Statements for details.

(i)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BIF New Jersey Municipal Money Fund	954,370	(954,370)	—	—	$54
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	158,167	158,167	$158,167	355
Total				$158,167	$409

(j)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(2)	5-Year U.S. Treasury Note	December 2016	$242,500	$372
(14)	10-Year U.S. Treasury Note	December 2016	$1,832,906	4,274
(7)	Long U.S. Treasury Bond	December 2016	$1,192,625	1,508
(1)	Ultra U.S. Treasury Bond	December 2016	$187,469	(683)
Total				$5,471

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$6,154	—	$6,154

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$683	—	$683

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(124,940)	—	$(124,940)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(11,480)	—	$(11,480)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,505,926

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$61,785,626	—	$61,785,626
Short-Term Securities	$158,167	—	—	158,167

Total	$158,167	$61,785,626	—	$61,943,793

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$6,154	—	—	$6,154
Liabilities:
Interest rate contracts	(683)	—	—	(683)

Total	$5,471	—	—	$5,471

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$51,900	—	—	$51,900
Liabilities:
TOB Trust Certificates	—	$(4,776,430)	—	(4,776,430)
VRDP Shares at Liquidation Value	—	(18,700,000)	—	(18,700,000)

Total	$51,900	$(23,476,430)	—	$(23,424,530)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	39

Schedule of Investments August 31, 2016	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 133.7%
Corporate — 3.7%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$100	$114,964
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	690	768,791
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	100	108,632
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	250	319,800
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters Issue, 5.25%, 10/01/35	50	68,643
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	375	383,025

		1,763,855
County/City/Special District/School District — 40.2%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42 (b)	455	551,542
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	455	585,999
Series J, 5.00%, 8/01/32	1,620	1,976,821
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	537,245
Series D, 5.38%, 6/01/32	15	15,063
Series G-1, 6.25%, 12/15/31	5	5,656
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	245	298,079
Sub-Series G-1, 6.25%, 12/15/18 (c)	245	276,002
Sub-Series G-1, 5.00%, 4/01/29	250	298,843
Sub-Series I-1, 5.38%, 4/01/19 (c)	230	257,448
Sub-Series I-1, 5.38%, 4/01/36	135	151,120
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,000	1,214,490
5.00%, 11/15/45	670	810,626
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/41 (d)	4,155	1,853,753
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (d)	2,000	830,800
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (d)	500	215,310
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (d)	950	367,289
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	112,166
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	325	328,936
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	175	177,119
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	175	176,038
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	200	246,118
City of Yonkers, GO, Refunding, Series B (AGM), 5.00%, 8/01/23	100	122,117
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/35	100	121,373
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	650	662,233

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., RB, Series A (continued):
(AGM), 5.00%, 2/15/47	$750	$764,430
(NPFGC), 4.50%, 2/15/47	790	802,988
(NPFGC), 5.00%, 2/15/47	465	473,751
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,350	1,548,275
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	285	323,062
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	120	143,275
4 World Trade Center Project, 5.00%, 11/15/31	750	878,498
4 World Trade Center Project, 5.75%, 11/15/51	340	408,313
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	320	355,526
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	550	630,196
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	520	591,458

		19,111,958
Education — 32.7%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	140	151,931
Build NYC Resource Corp., RB, The Chapin School, Ltd. Project:
4.00%, 11/01/26	50	60,868
5.00%, 11/01/26	100	131,160
Build NYC Resource Corp., Refunding RB:
5.00%, 6/01/32	450	546,579
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	302,790
New York Law School Project, 5.00%, 7/01/41	130	153,226
New York Law School Project, 4.00%, 7/01/45	185	198,398
Packer Collegiate Institute Project, 5.00%, 6/01/40	310	365,753
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	250	274,100
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	110	131,786
Carnegie Hall, 4.75%, 12/01/39	400	444,816
City of Niagara Falls New York, GO, Refunding, (BAM), 3.00%, 5/15/32	165	170,231
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	610	694,936
Series B, 4.00%, 8/01/35	110	121,722
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	250	279,490
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/39	60	66,428
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A:
5.00%, 7/01/31	500	577,500
5.00%, 7/01/41	500	577,500
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	120	141,373

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (c)	$200	$227,314
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	100	115,989
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	160	190,016
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	353,346
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 7/01/31	245	329,437
New York University, Series B, 5.00%, 7/01/42	500	591,250
Series B, 5.75%, 3/15/36	300	338,397
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	150	165,852
Teachers College, Series B, 5.00%, 7/01/42	750	887,332
Touro College & University System, Series A, 5.25%, 1/01/34	250	283,768
Touro College & University System, Series A, 5.50%, 1/01/39	500	573,130
University of Rochester, Series A, 5.13%, 7/01/39	215	239,809
University of Rochester, Series A, 5.75%, 7/01/39	175	197,089
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	100	121,826
Brooklyn Law School, 5.75%, 7/01/33	125	138,889
Cornell University, Series A, 5.00%, 7/01/40	150	171,807
Fordham University, 5.00%, 7/01/44	340	403,039
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	400	479,508
New York University, Series A, 5.00%, 7/01/37	445	532,772
New York University, Series A, 5.00%, 7/01/42	1,750	2,052,382
Skidmore College, Series A, 5.00%, 7/01/28	250	292,430
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	350	431,354
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	350	426,548
State University Dormitory Facilities, Series B, 3.50%, 7/01/34	100	106,490
Teachers College, 5.50%, 3/01/39	350	387,555
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/34	105	125,715

		15,553,631
Health — 16.9%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 7/01/35	500	604,395
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 3.00%, 7/01/36	100	98,524
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 7/01/30	350	403,438
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	140	140,214
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	370	423,894
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	275	322,949

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	$200	$209,452
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	80	93,834
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	260	261,238
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,030	1,175,590
Series B, 6.00%, 11/01/20 (c)	175	211,733
Series B, 6.00%, 11/01/30	25	29,023
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	564,965
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,426
Mental Health Services (AGM), 5.00%, 2/15/22	330	357,522
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	185	210,941
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (c)	220	261,488
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/19 (c)	500	567,015
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	311,724
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	315	358,697
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,160,590
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	250	276,500

		8,049,152
Housing — 4.9%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	735	883,198
5.00%, 7/01/33	250	293,660
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	533,990
State of New York HFA, RB, M/F Housing:
Affordable Housing, Series D (SONYMA), 3.20%, 11/01/46	100	100,551
Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	500	503,660

		2,315,059
State — 3.9%
State of New York, GO, Series A, 5.00%, 2/15/39	250	275,668
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	80	96,822
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	1,000	1,193,280
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	250	304,130

		1,869,900

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	41

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Municipal Bonds	Par (000)	Value
New York (continued)
Tobacco — 1.0%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	$200	$211,428
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	75	77,500
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	170	198,680

		487,608
Transportation — 22.6%
Metropolitan Transportation Authority, RB:
Series A, 5.63%, 11/15/18 (c)	45	49,947
Series C, 6.50%, 11/15/18 (c)	525	591,769
Series C, 6.50%, 11/15/28	175	197,066
Series D, 5.25%, 11/15/41	1,000	1,192,340
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.63%, 11/15/18 (c)	205	227,536
Series D, 5.25%, 11/15/30	250	308,988
Series D, 5.25%, 11/15/31	250	308,415
Series D, 5.25%, 11/15/32	170	209,851
Series F, 5.00%, 11/15/30	500	604,265
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	1,000	1,169,680
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	280	311,917
5.00%, 8/01/31	410	450,758
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	586,655
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	150	181,803
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	503,615
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	150	152,610
Consolidated, 189th Series, 5.00%, 5/01/45	575	696,842
Port Authority of New York & New Jersey, Refunding RB:
178th Series, AMT, 5.00%, 12/01/32	270	320,198
194th Series, 5.00%, 10/15/41	400	491,360
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	490	606,081
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/37	440	514,950
General, Series I, 5.00%, 1/01/42	140	162,914
Series J, 5.00%, 1/01/41	250	294,198
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	140	172,633
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (d)	170	110,578
General, Series A, 5.25%, 11/15/45	275	343,582

		10,760,551
Utilities — 7.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	250	305,655
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	225	258,572
Series C (CIFG), 5.25%, 9/01/29	500	654,185
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/19 (c)	100	112,212

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	$600	$710,382
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Series B, 4.00%, 12/15/35 (b)	280	324,884
Series E, 5.00%, 12/15/41	1,115	1,358,527

		3,724,417
Total Municipal Bonds in New York		63,636,131

Puerto Rico — 1.6%
Housing — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	250	267,955
Tobacco — 1.0%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	500	494,365
Total Municipal Bonds in Puerto Rico		762,320
Total Municipal Bonds — 135.3%		64,398,451

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 24.6%
County/City/Special District/School District — 6.1%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	250	298,727
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	300	373,320
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	976,429
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	1,050	1,242,171

		2,890,647
State — 3.6%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	549,530
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	700	825,196
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	321,451

		1,696,177
Transportation — 5.3%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	630	752,841
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	360	446,562
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	600	712,446
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	500	617,305

		2,529,154

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Utilities — 9.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (c)	$93	$101,702
5.75%, 6/15/40	312	340,136
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	990	1,164,646
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,500	1,770,006
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	511	578,466
Utility Debt Securitization Authority, Refunding RB, Restructuring, 5.00%, 12/15/36	495	617,119

		4,572,075
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.6%		11,688,053
Total Long-Term Investments (Cost — $67,138,747) — 159.9%		76,086,504

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (g)(h)	147,313	$147,313
Total Short-Term Securities (Cost — $147,313) — 0.3%		147,313
Total Investments (Cost — $67,286,060) — 160.2%		76,233,817
Liabilities in Excess of Other Assets — (0.7)%		(276,867)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.4)%		(6,366,907)
Loan for TOB Trust Certificates — (0.0)%		(21,910)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (46.1)%		(21,986,733)

Net Assets Applicable to Common Shares — 100.0%		$47,581,400

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019 is $370,684. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BIF New York Municipal Money Fund	1,383,932	(1,383,932)	—	—	$139
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	147,313	147,313	$147,313	210
Total				$147,313	$349

(h)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(3)	5-Year U.S. Treasury Note	December 2016	$363,750	$558
(13)	10-Year U.S. Treasury Note	December 2016	$1,701,984	3,969
(7)	Long U.S. Treasury Bond	December 2016	$1,192,625	1,508
(6)	Ultra U.S. Treasury Bond	December 2016	$1,124,813	(4,096)
Total				$1,939

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	43

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Trust (BQH)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$6,035	—	$6,035

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$4,096	—	$4,096

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(187,156)	—	$(187,156)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(5,511)	—	$(5,511)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,190,063

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$76,086,504	—	$76,086,504
Short-Term Securities	$147,313	—	—	147,313

Total	$147,313	$76,086,504	—	$76,233,817

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$6,035	—	—	$6,035
Liabilities:
Interest rate contracts	(4,096)	—	—	(4,096)

Total	$1,939	—	—	$1,939

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$74,350	—	—	$74,350
Liabilities:
TOB Trust Certificates	—	$(6,359,554)	—	(6,359,554)
Loan for TOB Trust Certificates	—	(21,910)	—	(21,910)
VRDP Shares at Liquidation Value	—	(22,100,000)	—	(22,100,000)

Total	$74,350	$(28,481,464)	—	$(28,407,114)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments August 31, 2016	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 115.5%
Corporate — 0.3%
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters Issue, 5.25%, 10/01/35	$250	$343,215
County/City/Special District/School District — 19.5%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42 (a)	455	551,542
City of New York New York, GO, Refunding, Series E:
5.50%, 8/01/25	830	1,068,965
5.00%, 8/01/30	1,000	1,203,840
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	200	235,098
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	440	535,326
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,100	1,335,939
5.00%, 11/15/45	1,250	1,512,363
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	1,000	482,860
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	168,249
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	425	523,001
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	590	739,783
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	200	234,236
(AGM), 5.75%, 5/01/17 (c)	1,000	1,034,550
County of Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 5/01/28	750	948,345
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	240	290,402
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	500	509,410
5.75%, 2/15/47	1,000	1,178,960
(AGC), 5.00%, 2/15/47	1,250	1,274,050
(AGM), 5.00%, 2/15/47	750	764,430
(NPFGC), 4.50%, 2/15/47	1,000	1,016,440
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,171,330
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,449,900
4 World Trade Center Project, 5.75%, 11/15/51	545	654,501
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,100	1,222,122

		20,105,642
Education — 33.5%
Build NYC Resource Corp., RB, The Chapin School, Ltd. Project:
4.00%, 11/01/26	100	121,735
5.00%, 11/01/26	150	196,740
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	302,790
Ethical Culture Fieldston School Project, 5.00%, 6/01/33	300	363,858

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Ethical Culture Fieldston School Project, 5.00%, 6/01/35	$350	$421,729
New York Law School Project, 5.00%, 7/01/41	130	153,226
New York Law School Project, 4.00%, 7/01/45	185	198,398
Packer Collegiate Institute Project, 5.00%, 6/01/40	690	814,096
City of New York Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/33	175	209,879
4.00%, 12/01/34	130	145,790
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	440	527,142
American Museum of Natural History, Series A, 5.00%, 7/01/41	500	594,675
Museum of Modern Art, Series 1A, 5.00%, 10/01/18 (c)	700	763,287
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	410	481,840
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	1,645	1,874,050
Series B, 4.00%, 8/01/35	230	254,509
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	1,500	1,693,365
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	500	577,500
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	400	471,244
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	180	203,756
5.00%, 7/01/42	115	130,044
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	500	589,120
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	250	289,973
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	1,000	1,147,820
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,187,770
5.00%, 7/01/44	500	586,855
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	250	382,300
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	353,346
Fordham University, Series A, 5.00%, 7/01/28	500	589,480
New School (AGM), 5.50%, 7/01/43	350	406,718
New York University, Series B, 5.00%, 7/01/37	500	598,620
New York University, Series C, 5.00%, 7/01/18 (c)	1,000	1,078,950
Rochester Institute of Technology, 5.00%, 7/01/40	550	626,181
Series B, 5.75%, 3/15/36	600	676,794
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	600	684,318

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	45

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB (continued):
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	$1,000	$1,160,550
Teachers College, Series B, 5.00%, 7/01/42	300	354,933
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	200	243,652
Barnard College, Series A, 5.00%, 7/01/43	2,960	3,548,359
Cornell University, Series A, 5.00%, 7/01/40	250	286,345
Fordham University, 5.00%, 7/01/44	640	758,662
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,600	1,918,032
New York University, Series A, 5.00%, 7/01/37	745	891,944
Pratt Institute, 5.00%, 7/01/46	500	610,310
Pratt Institute, Series A, 5.00%, 7/01/44	500	582,605
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,500	1,848,660
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	600	731,226
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	450	525,591
State University Dormitory Facilities, Series B, 5.00%, 7/01/32	545	673,293
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project:
5.00%, 10/01/34	310	371,160
5.00%, 10/01/35	310	370,152

		34,573,372
Health — 12.5%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 7/01/35	500	604,395
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/30	500	577,635
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 3.00%, 7/01/36	195	192,122
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	850	973,811
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	725	851,411
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	150	175,940
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	895	1,021,508
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	1,250	1,300,287
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,426
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,426
Mental Health Services (AGM), 5.00%, 2/15/22	985	1,067,149
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (c)	5	5,426
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (c)	250	299,503
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	549,000

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A:
5.00%, 5/01/32	$750	$870,442
5.25%, 5/01/34	1,840	2,153,444
5.00%, 5/01/41	750	860,565
5.00%, 5/01/43	1,140	1,347,161

		12,860,651
Housing — 4.1%
City of New York New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	915	1,099,491
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	400	469,856
Series B1, 5.25%, 7/01/30	750	910,275
Sustainable Neighborhood Bonds,Series C-1-A, 3.40%, 11/01/47	900	916,740
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	533,990
State of New York HFA, RB, M/F Housing, Affordable Housing, Series D (SONYMA), 3.20%, 11/01/46	350	351,929

		4,282,281
State — 10.6%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,114,650
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	850	863,745
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	540	610,918
Sub-Series B-1, 5.00%, 11/15/31	750	916,020
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	750	945,442
State of New York Dormitory Authority, RB, General Purpose, Series B:
5.00%, 3/15/37	1,000	1,192,390
5.00%, 3/15/42	1,400	1,649,228
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (c)	1,000	1,090,960
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	387,290
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	250	298,320
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	500	608,260
5.00%, 3/15/32	1,000	1,210,280
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 4.00%, 3/15/37	100	112,931

		11,000,434
Tobacco — 0.3%
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	290	338,926
Transportation — 21.5%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	575	673,049
Series A-1, 5.25%, 11/15/34	270	332,473

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Metropolitan Transportation Authority, RB (continued):
Series C, 6.50%, 11/15/18 (c)	$560	$631,221
Series C, 6.50%, 11/15/28	190	213,957
Series D, 5.25%, 11/15/41	2,000	2,384,680
Series E, 5.00%, 11/15/38	650	780,227
Series H, 5.00%, 11/15/25	1,500	1,831,965
Metropolitan Transportation Authority, Refunding RB, Series D, 5.25%, 11/15/31	750	925,245
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	245	296,945
Consolidated, 189th Series, 5.00%, 5/01/45	860	1,042,234
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	490	606,081
State of New York Thruway Authority, Refunding RB, General:
Series H (AGM) (NPFGC), 5.00%, 1/01/37	4,000	4,221,760
Series I, 5.00%, 1/01/37	1,325	1,550,700
Series I, 5.00%, 1/01/42	425	494,560
Series K, 5.00%, 1/01/32	750	912,900
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	280	345,265
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (b)	635	423,723
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,193,550
General, Series A, 5.25%, 11/15/45	370	462,274
Series C, 5.00%, 11/15/38	1,000	1,089,590
Sub-Series A, 5.00%, 11/15/29	1,485	1,799,137

		22,211,536
Utilities — 13.2%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,177,890
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,222,620
Series DD, 5.00%, 6/15/32	1,100	1,185,965
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	574,605
Series C (CIFG), 5.25%, 9/01/29	1,000	1,308,370
Long Island Power Authority, Refunding RB, Electric Systems, Series A (AGC):
5.75%, 4/01/39	1,690	1,894,101
General, 6.00%, 5/01/19 (c)	2,000	2,278,400
State of New York Environmental Facilities Corp., RB, Series B, Revolving Funds, Green Bonds, 5.00%, 9/15/40	635	781,050
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,183,970
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	150	160,535
Series B, 4.00%, 12/15/35 (a)	280	324,884
Series E, 5.00%, 12/15/41	1,000	1,218,410
Western Nassau County Water Authority, RB, Series A, 5.00%, 4/01/40	250	299,715

		13,610,515
Total Municipal Bonds in New York		119,326,572

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.7%
Housing — 1.7%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	$1,600	$1,714,912
Total Municipal Bonds — 117.2%		121,041,484

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 41.6%
County/City/Special District/School District — 11.6%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	1,790	2,038,237
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/29	1,000	1,274,910
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 2/15/19 (c)(e)	64	70,949
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (e)	936	1,044,601
Sub-Series G-1, 5.00%, 4/01/29	1,000	1,195,370
Sub-Series I-1, 5.00%, 3/01/36	250	298,728
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	622,200
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,929,286
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,085	2,466,597

		11,940,878
Education — 4.8%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/35	1,999	2,343,511
State of New York Dormitory Authority, RB, New York University, Series A (AMBAC), 5.00%, 7/01/17 (c)	2,499	2,591,184

		4,934,695
State — 5.8%
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,800	2,121,934
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	990	1,247,984
4.00%, 10/15/32	1,500	1,740,930
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	750	872,857

		5,983,705
Transportation — 7.0%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,495	4,176,474
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	735	911,731
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	800	949,928
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	1,000	1,234,610

		7,272,743

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
Utilities — 12.4%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (c)	$114	$124,302
5.75%, 6/15/40	381	415,722
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	2,249	2,645,509
Fiscal 2012, Series BB, 5.00%, 6/15/44	2,011	2,371,807
Series FF-2, 5.50%, 6/15/40	405	456,779
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds:
4.00%, 6/15/46	691	782,631
Series A, 3.00%, 6/15/35	240	249,469
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	3,719	4,531,115
Restructuring, 5.00%, 12/15/36	1,006	1,252,938

		12,830,272
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.6%		42,962,293
Total Long-Term Investments (Cost — $147,434,948) — 158.8%		164,003,777

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (f)(g)	1,095,574	$1,095,574
Total Short-Term Securities (Cost — $1,095,574) — 1.0%		1,095,574
Total Investments (Cost — $148,530,522) — 159.8%		165,099,351
Other Assets Less Liabilities — 0.5%		471,031
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.2)%		(21,853,173)
Loan for TOB Trust Certificates — (0.0)%		(43,507)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (39.1)%		(40,377,638)

Net Assets Applicable to Common Shares — 100.0%		$103,296,064

Notes to Schedule of Investments

(a)	When-issued security.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2017 to February 15, 2019 is $1,482,736. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BIF New York Municipal Money Fund	767,884	(767,884)	—	—	$144
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,095,574	1,095,574	$1,095,574	565
Total				$1,095,574	$709

(g)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(6)	5-Year U.S. Treasury Note	December 2016	$727,500	$1,118
(31)	10-Year U.S. Treasury Note	December 2016	$4,058,578	9,463
(19)	Long U.S. Treasury Bond	December 2016	$3,237,125	4,093
(4)	Ultra U.S. Treasury Bond	December 2016	$749,875	(2,731)
Total				$11,943

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (concluded)	BlackRock New York Municipal Income Quality Trust (BSE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$14,674	—	$14,674

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$2,731	—	$2,731

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(360,004)	—	$(360,004)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(2,230)	—	$(2,230)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,851,176

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$164,003,777	—	$164,003,777
Short-Term Securities	$1,095,574	—	—	1,095,574

Total	$1,095,574	$164,003,777	—	$165,099,351

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$14,674	—	—	$14,674
Liabilities:
Interest rate contracts	(2,731)	—	—	(2,731)

Total	$11,943	—	—	$11,943

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$137,300	—	—	$137,300
Liabilities:
TOB Trust Certificates	—	$(21,829,287)	—	(21,829,287)
Loan for TOB Trust Certificates	—	(43,507)	—	(43,507)
VRDP Shares at Liquidation Value	—	(40,500,000)	—	(40,500,000)

Total	$137,300	$(62,372,794)	—	$(62,235,494)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	49

Schedule of Investments August 31, 2016	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 135.7%
Corporate — 3.3%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$140	$160,950
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	330	367,683
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	200	217,264
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	500	639,600
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	500	686,430
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	625	638,375

		2,710,302
County/City/Special District/School District — 39.1%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42 (b)	760	921,257
City of New York New York, GO, Refunding:
Series A, 5.00%, 8/01/30	1,700	2,117,724
Series E, 5.50%, 8/01/25	1,280	1,648,525
Series E, 5.00%, 8/01/30	500	601,920
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	537,245
Series G-1, 6.25%, 12/15/31	5	5,656
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	839,489
Sub-Series G-1, 6.25%, 12/15/18 (c)	245	276,002
Sub-Series I-1, 5.38%, 4/01/19 (c)	230	257,448
Sub-Series I-1, 5.38%, 4/01/36	135	151,120
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,250	1,518,112
5.00%, 11/15/45	2,340	2,831,143
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/35 (d)	500	283,910
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (d)	1,750	753,585
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (d)	500	193,310
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	112,166
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	506,055
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	400	404,844
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	502,965
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	400	401,368
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	350	402,539
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	976,429
Sub-Series B-1, 5.00%, 11/01/36	340	417,306
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	551,645

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
City of Yonkers, GO, Refunding, Series B (AGM), 5.00%, 8/01/23	$100	$122,117
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	280	323,445
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	120	145,201
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	2,850	2,903,637
5.75%, 2/15/47	1,550	1,827,388
(AGM), 5.00%, 2/15/47	850	866,354
(NPFGC), 4.50%, 2/15/47	1,110	1,128,248
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,400	1,605,618
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	566,775
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	200	238,792
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,171,330
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,449,900
4 World Trade Center Project, 5.75%, 11/15/51	670	804,616
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,100	1,260,391
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	690	784,820

		32,410,395
Education — 24.0%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	275	298,436
Build NYC Resource Corp., RB, The Chapin School, Ltd. Project:
4.00%, 11/01/26	100	121,735
5.00%, 11/01/26	150	196,740
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	302,790
New York Law School Project, 5.00%, 7/01/41	265	312,345
New York Law School Project, 4.00%, 7/01/45	185	198,398
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	548,200
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	440	527,142
Carnegie Hall, 4.75%, 12/01/39	700	778,428
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	1,000	1,139,240
Series B, 4.00%, 8/01/35	190	210,246
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	500	558,980
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/39	125	138,393
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,000	1,155,000
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	240	282,746

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (c)	$350	$397,799
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	150	179,705
5.38%, 9/01/41	650	767,227
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	521,950
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	400	475,040
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	588,910
Fordham University, Series A, 5.50%, 7/01/36	150	180,042
Series B, 5.75%, 3/15/36	300	338,397
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	250	276,420
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	670	777,568
Touro College & University System, Series A, 5.25%, 1/01/34	1,200	1,362,084
University of Rochester, Series A, 5.13%, 7/01/39	250	278,848
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	150	182,739
Brooklyn Law School, 5.75%, 7/01/33	250	277,778
Fordham University, 5.00%, 7/01/44	640	758,662
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	800	959,016
New York University, Series A, 5.00%, 7/01/37	600	718,344
Skidmore College, Series A, 5.25%, 7/01/29	200	236,274
Skidmore College, Series A, 5.25%, 7/01/31	300	354,408
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,220	1,503,577
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	700	853,097
State University Dormitory Facilities, Series B, 3.50%, 7/01/34	205	218,305
Teachers College, 5.50%, 3/01/39	650	719,745
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	210	250,748

		19,945,502
Health — 14.4%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	195	192,122
4.00%, 7/01/41	290	319,725
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	345,138
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	230	230,352
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	180	208,249
5.00%, 12/01/37	250	286,415
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,425	1,673,463

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	$350	$366,541
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	150	175,940
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	450	452,142
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	895	1,021,508
Series B, 6.00%, 11/01/20 (c)	130	157,287
Series B, 6.00%, 11/01/30	20	23,219
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	564,965
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	500	552,030
New York Hospital Medical Center-Queens (FHA), 4.75%, 2/15/37	305	310,368
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	250	285,055
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (c)	425	505,146
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	130	139,738
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	500	569,360
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,160,590
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	750	860,565
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	860	1,016,279
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	500	553,000

		11,969,197
Housing — 6.7%
City of New York New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	915	1,099,491
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	400	469,856
Series J-2-A, AMT, 4.75%, 11/01/27	1,420	1,440,136
Sustainable Neighborhood Bonds,Series C-1-A, 3.40%, 11/01/47	900	916,740
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	533,990
State of New York HFA, RB, M/F Housing:
Affordable Housing, Series D (SONYMA), 3.20%, 11/01/46	120	120,661
Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,000	1,007,320

		5,588,194
State — 7.1%
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	750	916,020
State of New York, GO, Series A, 5.00%, 2/15/39	500	551,335

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	51

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/37	$1,070	$1,275,857
Series B, 5.00%, 3/15/42	1,000	1,178,020
Series C, 5.00%, 3/15/34	1,000	1,170,070
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	160	193,645
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	500	608,260

		5,893,207
Tobacco — 1.1%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	400	422,856
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	250	258,333
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	230	268,803

		949,992
Transportation — 25.1%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/34	270	332,473
Series C, 6.50%, 11/15/28	190	213,957
Series E, 5.00%, 11/15/38	1,000	1,200,350
Series H, 5.00%, 11/15/25	500	610,655
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 4.00%, 11/15/46	55	60,623
Green Bonds, Series A-1, 5.25%, 11/15/56	250	310,310
Series F, 5.00%, 11/15/30	1,500	1,812,795
Sub-Series C-1, 5.00%, 11/15/35	500	612,805
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	597,510
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	1,900	2,222,392
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	370	412,176
5.00%, 8/01/31	550	604,676
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,173,310
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
146th Series, AMT (AGM), 4.50%, 12/01/34	750	755,423
147th Series, AMT, 4.75%, 4/15/37	500	508,700
177th Series, AMT, 4.00%, 1/15/43	480	512,813
178th Series, AMT, 5.00%, 12/01/43	430	502,102
189th Series, 5.00%, 5/01/45	860	1,042,234
State of New York Thruway Authority, RB, Junior Lien, Series A:
4.00%, 1/01/51	500	545,960
5.25%, 1/01/56	725	896,752
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/37	1,530	1,790,620
General, Series I, 5.00%, 1/01/42	1,030	1,198,580
Series J, 5.00%, 1/01/41	1,000	1,176,790
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	240	295,942
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (d)	505	328,482
General, Series A, 5.25%, 11/15/45	370	462,274

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB (continued):
General, Series A, 5.00%, 11/15/50	$500	$599,830

		20,780,534
Utilities — 14.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,500	1,833,930
Long Island Power Authority, RB:
CAB, Electric System, Series A (AGM), 0.00%, 6/01/28 (d)	3,515	2,729,222
General, Electric Systems, Series C (CIFG), 5.25%, 9/01/29	1,000	1,308,370
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/19 (c)	500	561,060
State of New York Environmental Facilities Corp., Refunding RB, New York City Municipal Water:
Revolving Funds, Series B, 5.00%, 6/15/36	350	411,943
State Clean Water and Drinking Water Revolving Finance Authority Projects, Series A, 5.00%, 6/15/37	1,500	1,616,670
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	350	374,580
Series B, 4.00%, 12/15/35 (b)	190	220,457
Series E, 5.00%, 12/15/41	2,690	3,277,523

		12,333,755
Total Municipal Bonds in New York		112,581,078

Multi-State — 2.7%
Housing — 2.7%
Centerline Equity Issuer Trust (a):
Series A-4-2, 6.00%, 5/15/19	1,000	1,109,760
Series B-3-2, 6.30%, 5/15/19	1,000	1,117,560
Total Municipal Bonds in Multi-State		2,227,320

Puerto Rico — 2.4%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,000	1,071,820
Tobacco — 1.1%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	900	889,857
Total Municipal Bonds in Puerto Rico		1,961,677
Total Municipal Bonds — 140.8%		116,770,075

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 18.2%
County/City/Special District/School District — 1.5%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	500	597,455
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	622,200

		1,219,655

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Education — 0.7%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	$510	$621,997
State — 4.0%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,300	1,428,778
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	255	321,450
4.00%, 10/15/32	350	406,217
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,163,810

		3,320,255
Transportation — 6.1%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,995	2,383,995
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,000	1,170,680
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	735	911,731
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	500	617,305

		5,083,711
Utilities — 5.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (c)	55	60,268
5.75%, 6/15/40	185	201,562

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Utilities (continued)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	$1,500	$1,764,615
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,005	1,185,904
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds:
4.00%, 6/15/46	992	1,122,905
Series A, 3.00%, 6/15/35	509	530,122

		4,865,376
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.2%		15,110,994
Total Long-Term Investments (Cost — $117,348,401) — 159.0%		131,881,069

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (f)(g)	3,513,916	3,513,916
Total Short-Term Securities (Cost — $3,513,916) — 4.3%		3,513,916
Total Investments (Cost — $120,862,317) — 163.3%		135,394,985
Liabilities in Excess of Other Assets — (0.2)%		(115,022)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.3)%		(7,730,024)
Loan for TOB Trust Certificates — (0.4)%		(340,319)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (53.4)%		(44,283,077)

Net Assets Applicable to Common Shares — 100.0%		$82,926,543

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BIF New York Municipal Money Fund	1,485,545	(1,485,545)	—	—	$337
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	3,513,916	3,513,916	$3,513,916	1,401
Total				$3,513,916	$1,738

(g)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	53

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(5)	5-Year U.S. Treasury Note	December 2016	$606,250	$930
(26)	10-Year U.S. Treasury Note	December 2016	$3,403,969	7,937
(14)	Long U.S. Treasury Bond	December 2016	$2,385,250	3,016
(5)	Ultra U.S. Treasury Bond	December 2016	$937,344	(3,413)
Total				$8,470

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$11,883	—	$11,883

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,413	—	$3,413

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(284,963)	—	$(284,963)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(3,159)	—	$(3,159)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$5,680,584

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust II (BFY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$131,881,069	—	$131,881,069
Short-Term Securities	$3,513,916	—	—	3,513,916

Total	$3,513,916	$131,881,069	—	$135,394,985

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$11,883	—	—	$11,883
Liabilities:
Interest rate contracts	(3,413)	—	—	(3,413)

Total	$8,470	—	—	$8,470

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$115,400	—	—	$115,400
Liabilities:
TOB Trust Certificates	—	$(7,721,072)	—	(7,721,072)
Loan for TOB Trust Certificates	—	(340,319)	—	(340,319)
VRDP Shares at Liquidation Value	—	(44,400,000)	—	(44,400,000)

Total	$115,400	$(52,461,391)	—	$(52,345,991)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	55

Schedule of Investments August 31, 2016	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 121.0%
Corporate — 2.0%
County of Chesterfield Virginia EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$518,405
County/City/Special District/School District — 26.4%
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 3/01/45 (a)	250	265,513
City of Norfolk Virginia, GO, Refunding, Capital Improvement, Series A, 5.00%, 8/01/38	500	606,510
City of Portsmouth Virginia, GO, Refunding, Series D:
5.00%, 7/15/20 (b)	485	562,852
5.00%, 7/15/34	15	17,175
City of Suffolk Virginia, GO, Refunding, 5.00%, 6/01/42	1,000	1,158,040
County of Fairfax Virginia EDA, RB, Silverline Phase I Project, 5.00%, 4/01/20 (b)	1,000	1,149,790
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,664,910
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	523,200
Lower Magnolia Green Community Development Authority, Special Assessment Bonds, 5.00%, 3/01/35 (a)	250	255,733
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 3/01/36	250	288,855
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	100	101,567
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	360	407,322

		7,001,467
Education — 19.5%
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 6/01/39	355	401,441
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	100	110,428
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 3/01/41	1,000	1,127,370
Marymount University Project, Series A, 5.00%, 7/01/45 (a)	400	441,712
Washington & Lee University Project (NPFGC), 5.25%, 1/01/26	500	625,140
Washington & Lee University Project (NPFGC), 5.25%, 1/01/31	1,000	1,329,580
Virginia Small Business Financing Authority, RB, Roanoke College, 5.75%, 4/01/41	500	572,965
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	545,770

		5,154,406
Health — 33.3%
City of Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28 (c)	1,000	1,215,920
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.00%, 10/01/17 (b)	1,000	1,047,710
Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	537,355
County of Fairfax Virginia IDA, RB, Series A, 5.00%, 5/15/44	1,000	1,195,080
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 7/01/42	500	535,695
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 6/01/26	145	158,645

Municipal Bonds	Par (000)	Value
Virginia (continued)
Health (continued)
Peninsula Ports Authority, Refunding RB, Virginia Baptist Homes, Series C, 5.40%, 12/01/33	$250	$250,057
Roanoke EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 7/01/30	795	922,351
Carilion Health System (AGM), 5.00%, 7/01/20 (b)	5	5,789
Carilion Health System, Series B (AGM), 5.00%, 7/01/38	495	549,910
Winchester EDA, Refunding RB, Valley Health System Obligation:
5.00%, 1/01/44	1,000	1,193,150
Series A, 5.00%, 1/01/44	400	466,320
Winchester Virginia IDA, RB, Valley Health System Obligation, Series E, 5.63%, 1/01/19 (b)	650	724,113

		8,802,095
Housing — 8.3%
Virginia HDA, RB, Rental Housing, M/F:
Series A, 5.25%, 5/01/41	750	817,140
Series B, 5.63%, 6/01/39	1,000	1,096,120
Series F, 5.25%, 10/01/38	250	281,145

		2,194,405
State — 7.4%
Virginia College Building Authority, RB, Public Higher Education Financing Program, Series A, 5.00%, 9/01/18 (b)	1,000	1,087,270
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B:
5.25%, 8/01/18 (b)	400	435,056
4.00%, 8/01/36	405	437,611

		1,959,937
Tobacco — 2.8%
Tobacco Settlement Financing Corp., Refunding RB, Convertible, Senior, Series B2, 5.20%, 6/01/46	750	747,795
Transportation — 20.9%
Capital Region Airport Commission, Refunding RB, Series A, 4.00%, 7/01/38	500	566,410
Richmond Metropolitan Authority, Refunding RB (NPFGC), 5.25%, 7/15/22	500	574,340
Virginia Port Authority, RB, 5.00%, 7/01/36	500	571,275
Virginia Port Authority, Refunding RB, 5.00%, 7/01/40	500	552,990
Virginia Resources Authority, RB, Series B:
5.00%, 11/01/18 (b)	1,155	1,264,043
5.00%, 11/01/33	740	807,873
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,000	1,191,240

		5,528,171
Utilities — 0.4%
Virginia Resources Authority, RB, 5.00%, 11/01/18 (b)	105	114,913
Total Municipal Bonds in Virginia		32,021,594

District of Columbia — 7.3%
Transportation — 7.3%
Metropolitan Washington Airports Authority, Refunding RB:
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	290	321,697
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	460	512,077
Series B, 5.00%, 10/01/29	1,000	1,111,540
Total Municipal Bonds in District of Columbia		1,945,314

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2016

Schedule of Investments (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.3%
Tobacco — 1.3%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	$335	$331,224
Total Municipal Bonds — 129.6%		34,298,132

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Virginia — 26.3%
Education — 12.2%
University of Virginia, Refunding RB, 5.00%, 6/01/40	2,999	3,224,984
Health — 8.5%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	999	1,125,006
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,129,043

		2,254,049

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Transportation — 5.6%
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	$1,261	$1,482,697
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.3%		6,961,730
Total Long-Term Investments (Cost — $36,860,424) — 155.9%		41,259,862

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.41% (e)(f)	215,116	215,116
Total Short-Term Securities (Cost — $215,116) — 0.8%		215,116
Total Investments (Cost — $37,075,540) — 156.7%		41,474,978
Other Assets Less Liabilities — 1.5%		385,041
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.6)%		(3,864,590)
VRDP Shares, at Liquidation Value Net of Deferred Offering Costs — (43.6)%		(11,533,352)

Net Assets Applicable to Common Shares — 100.0%		$26,462,077

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Net Activity	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	215,116	215,116	$215,116	$421
FFI Institutional Tax-Exempt Fund	40,525	(40,525)	—	—	32
Total				$215,116	$453

(f)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(2)	5-Year U.S. Treasury Note	December 2016	$242,500	$372
(4)	10-Year U.S. Treasury Note	December 2016	$523,688	1,221
(2)	Long U.S. Treasury Bond	December 2016	$340,750	431
Total				$2,024

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	57

Schedule of Investments (concluded)	BlackRock Virginia Municipal Bond Trust (BHV)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$2,024	—	$2,024

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(62,148)	—	$(62,148)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(1,065)	—	$(1,065)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,062,615

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$41,259,862	—	$41,259,862
Short-Term Securities	$215,116	—	—	215,116

Total	$215,116	$41,259,862	—	$41,474,978

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$2,024	—	—	$2,024
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$14,950	—	—	$14,950
Liabilities:
TOB Trust Certificates	—	$(3,859,659)	—	(3,859,659)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

Total	$14,950	$(15,459,659)	—	$(15,444,709)

During the year ended August 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2016

Statements of Assets and Liabilities

August 31, 2016	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Assets
Investments at value — unaffiliated[1]	$48,835,607	$53,353,306	$801,833,431	$61,785,626
Investments at value — affiliated[2]	1,496,051	125,958	5,404,267	158,167
Cash pledged for futures contracts	31,350	38,050	641,850	51,900
Receivables:
Interest — unaffiliated	484,953	624,680	8,282,745	717,774
Investments sold	—	997,500	300,000	75,000
Dividends — affiliated	245	56	611	107
Prepaid expenses	25,525	23,083	50,884	16,436

Total assets	50,873,731	55,162,633	816,513,788	62,805,010

Accrued Liabilities
Bank overdraft	26,281	—	—	—
Payables:
Income dividends — Common Shares	98,557	125,487	1,805,657	161,706
Investment advisory fees	51,452	45,758	700,669	68,664
Interest expense and fees	1,393	1,496	87,015	6,619
Investments purchased	—	994,070	5,535,393	138,850
Officer’s and Trustees’ fees	11,051	834	220,614	10,399
Variation margin on futures contracts	594	656	12,687	781
Other accrued expenses	51,533	49,913	174,252	59,443

Total accrued liabilities	240,861	1,218,214	8,536,287	446,462

Other Liabilities
TOB Trust Certificates	1,500,000	750,858	73,438,549	4,776,430
Loan for TOB Trust Certificates	—	—	3,004,300	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	15,931,292	18,421,105	243,216,402	18,623,539

Total other liabilities	17,431,292	19,171,963	319,659,251	23,399,969

Total liabilities	17,672,153	20,390,177	328,195,538	23,846,431

Net Assets Applicable to Common Shareholders	$33,201,578	$34,772,456	$488,318,250	$38,958,579

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$29,466,520	$29,664,581	$441,284,079	$32,987,327
Undistributed net investment income	219,480	237,368	2,407,859	469,731
Accumulated net realized loss	(113,749)	(808,232)	(29,428,949)	(925,375)
Net unrealized appreciation (depreciation)	3,629,327	5,678,739	74,055,261	6,426,896

Net Assets Applicable to Common Shareholders	$33,201,578	$34,772,456	$488,318,250	$38,958,579

Net asset value per Common Share	$15.97	$14.69	$15.69	$16.74

[1] Investments at cost — unaffiliated	$45,208,968	$47,678,081	$727,829,024	$55,364,201
[2] Investments at cost — affiliated	$1,496,051	$125,958	$5,404,267	$158,167
[3] Preferred Shares outstanding:
Par value $0.001 per share	160	—	—	187
Par value $0.10 per share	—	185	2,436	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	14,956	unlimited
[5] Par Value per Common Shares	$0.001	$0.010	$0.100	$0.001
[6] Common Shares outstanding	2,079,261	2,367,308	31,132,023	2,326,709
[7] Common Shares authorized	unlimited	unlimited	199,985,044	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	59

Statements of Assets and Liabilities

August 31, 2016	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Assets
Investments at value — unaffiliated[1]	$76,086,504	$164,003,777	$131,881,069	$41,259,862
Investments at value — affiliated[2]	147,313	1,095,574	3,513,916	215,116
Cash pledged for futures contracts	74,350	137,300	115,400	14,950
Receivables:
Interest — unaffiliated	748,941	1,683,781	1,329,323	541,320
Dividends — affiliated	62	53	840	58
Prepaid expenses	55,473	60,499	60,663	15,724

Total assets	77,112,643	166,980,984	136,901,211	42,047,030

Accrued Liabilities
Payables:
Income dividends — Common Shares	165,206	339,022	330,180	100,643
Investment advisory fees	70,424	153,544	125,308	36,933
Interest expense and fees	7,353	23,886	8,952	4,931
Investments purchased	864,211	864,211	1,122,636	—
Officer’s and Trustees’ fees	11,176	11,007	12,957	8,237
Variation margin on futures contracts	2,359	2,531	2,516	156
Other accrued expenses	42,317	40,287	27,651	41,042

Total accrued liabilities	1,163,046	1,434,488	1,630,200	191,942

Other Liabilities
TOB Trust Certificates	6,359,554	21,829,287	7,721,072	3,859,659
Loan for TOB Trust Certificates	21,910	43,507	340,319	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	21,986,733	40,377,638	44,283,077	11,533,352

Total other liabilities	28,368,197	62,250,432	52,344,468	15,393,011

Total liabilities	29,531,243	63,684,920	53,974,668	15,584,953

Net Assets Applicable to Common Shareholders	$47,581,400	$103,296,064	$82,926,543	$26,462,077

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$39,705,125	$92,395,280	$70,474,238	$22,793,347
Undistributed net investment income	519,991	262,662	956,822	206,304
Accumulated net realized loss	(1,593,412)	(5,942,650)	(3,045,655)	(939,036)
Net unrealized appreciation (depreciation)	8,949,696	16,580,772	14,541,138	4,401,462

Net Assets Applicable to Common Shareholders	$47,581,400	$103,296,064	$82,926,543	$26,462,077

Net asset value per Common Share	$16.99	$15.84	$16.58	$16.56

[1] Investments at cost — unaffiliated	$67,138,747	$147,434,948	$117,348,401	$36,860,424
[2] Investments at cost — affiliated	$147,313	$1,095,574	$3,513,916	$215,116
[3] Preferred Shares outstanding:
Par value $0.001 per share	221	405	444	116
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par Value per Common Shares	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	2,800,105	6,519,660	5,002,725	1,597,504
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2016

Statements of Operations

Year Ended August 31, 2016	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Investment Income
Interest	$1,900,223	$2,126,390	$31,020,495	$2,648,423
Other income — unaffiliated	25,215	—	—	27,398
Dividends — affiliated	618	121	4,873	409

Total income	1,926,056	2,126,511	31,025,368	2,676,230

Expenses
Investment advisory	322,159	263,086	4,294,263	396,312
Liquidity fees	124,257	—	24,877	—
Professional	70,338	39,581	97,015	44,362
Rating agency	26,497	26,497	36,984	26,497
Remarketing fees on Preferred Shares	16,265	—	24,427	—
Transfer agent	16,161	17,363	33,420	16,601
Accounting services	9,964	10,559	96,622	11,272
Printing	6,177	6,180	15,666	6,298
Officer and Trustees	4,676	3,646	75,618	5,154
Custodian	4,426	3,873	34,417	4,070
Registration	926	1,058	10,626	1,039
Miscellaneous	10,436	15,376	59,831	18,918

Total expenses excluding interest expense, fees and amortization of offering costs	612,282	387,219	4,803,766	530,523
Interest expense, fees and amortization of offering costs[1]	61,872	209,263	3,195,420	250,970

Total expenses	674,154	596,482	7,999,186	781,493
Less fees waived by the Manager	(24,953)	(79)	(284,906)	(212)
Less fees paid indirectly	(464)	(1)	(656)	—

Total expenses after fees waived and paid indirectly	648,737	596,402	7,713,624	781,281

Net investment income	1,277,319	1,530,109	23,311,744	1,894,949

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	281,600	228,129	2,440,173	84,004
Futures contracts	(82,317)	(99,996)	(1,601,946)	(124,940)

	199,283	128,133	838,227	(40,936)

Net change in unrealized appreciation (depreciation) on:
Investments	1,898,371	1,851,374	27,187,635	2,651,455
Futures contracts	(1,128)	(7,953)	(9,292)	(11,480)

	1,897,243	1,843,421	27,178,343	2,639,975

Net realized and unrealized gain	2,096,526	1,971,554	28,016,570	2,599,039

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$3,373,845	$3,501,663	$51,328,314	$4,493,988

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	61

Statements of Operations

Year Ended August 31, 2016	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Income
Interest	$2,902,267	$6,155,818	$5,381,509	$1,773,719
Other income — unaffiliated	26,197	—	—	24,902
Other income — affiliated	—	8,016	—	—
Dividends — affiliated	349	709	1,738	453

Total income	2,928,813	6,164,543	5,383,247	1,799,074

Expenses
Investment advisory	477,778	879,919	723,614	267,843
Liquidity fees	27,104	49,671	54,454	90,087
Professional	61,307	85,940	77,359	53,263
Rating agency	41,920	41,926	41,928	26,495
Remarketing fees on Preferred Shares	3,131	5,738	6,290	11,793
Transfer agent	16,374	20,064	17,809	15,734
Accounting services	12,978	26,678	17,095	3,694
Printing	6,665	7,730	7,549	6,010
Officer and Trustees	6,155	11,827	9,996	3,682
Custodian	4,882	8,519	7,888	3,734
Registration	8,275	8,273	2,235	712
Miscellaneous	26,460	29,664	29,323	9,877

Total expenses excluding interest expense, fees and amortization of offering costs	693,029	1,175,949	995,540	492,924
Interest expense, fees and amortization of offering costs[1]	272,628	580,917	498,885	65,971

Total expenses	965,657	1,756,866	1,494,425	558,895
Less fees waived by the Manager	(13,496)	(1,396)	(1,496)	(53,698)
Less fees paid indirectly	(12)	(6)	(42)	(8)

Total expenses after fees waived and paid indirectly	952,149	1,755,464	1,492,887	505,189

Net investment income	1,976,664	4,409,079	3,890,360	1,293,885

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	225,109	650,846	718,750	78,610
Futures contracts	(187,156)	(360,004)	(284,963)	(62,148)

	37,953	290,842	433,787	16,462

Net change in unrealized appreciation (depreciation) on:
Investments	3,519,331	6,451,581	4,828,062	1,049,266
Futures contracts	(5,511)	(2,230)	(3,159)	(1,065)

	3,513,820	6,449,351	4,824,903	1,048,201

Net realized and unrealized gain	3,551,773	6,740,193	5,258,690	1,064,663

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$5,528,437	$11,149,272	$9,149,050	$2,358,548

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2016

Statements of Changes in Net Assets

	BlackRock Maryland Municipal Bond Trust (BZM)		BlackRock Massachusetts Tax-Exempt Trust (MHE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$1,277,319	$1,312,918	$1,530,109	$1,599,347
Net realized gain (loss)	199,283	33,531	128,133	(95,677)
Net change in unrealized appreciation (depreciation)	1,897,243	(423,515)	1,843,421	(130,952)

Net increase in net assets applicable to Common Shareholders resulting from operations	3,373,845	922,934	3,501,663	1,372,718

Distributions to Common Shareholders[1]
From net investment income	(1,285,740)	(1,419,360)	(1,615,491)	(1,688,441)

Capital Share Transactions
Reinvestment of common distributions	40,337	34,986	21,857	41,086

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	2,128,442	(461,440)	1,908,029	(274,637)
Beginning of year	31,073,136	31,534,576	32,864,427	33,139,064

End of year	$33,201,578	$31,073,136	$34,772,456	$32,864,427

Undistributed net investment income, end of year	$219,480	$224,863	$237,368	$319,405

	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)		BlackRock New Jersey Municipal Bond Trust (BLJ)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$23,311,744	$24,887,548	$1,894,949	$1,904,594
Net realized gain (loss)	838,227	(284,866)	(40,936)	(236,837)
Net change in unrealized appreciation (depreciation)	27,178,343	(4,204,134)	2,639,975	(1,143,295)

Net increase in net assets applicable to Common Shareholders resulting from operations	51,328,314	20,398,548	4,493,988	524,462

Distributions to Common Shareholders[1]
From net investment income	(24,209,766)	(25,650,652)	(1,939,459)	(2,018,544)

Capital Share Transactions
Reinvestment of common distributions	40,290	—	27,665	1,970

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	27,158,838	(5,252,104)	2,582,194	(1,492,112)
Beginning of year	461,159,412	466,411,516	36,376,385	37,868,497

End of year	$488,318,250	$461,159,412	$38,958,579	$36,376,385

Undistributed net investment income, end of year	$2,407,859	$3,358,485	$469,731	$523,280

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	63

Statements of Changes in Net Assets

	BlackRock New York Municipal Bond Trust (BQH)		BlackRock New York Municipal Income Quality Trust (BSE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$1,976,664	$2,079,871	$4,409,079	$4,591,610
Net realized gain (loss)	37,953	240,745	290,842	477,734
Net change in unrealized appreciation (depreciation)	3,513,820	(158,778)	6,449,351	(999,579)

Net increase in net assets applicable to Common Shareholders resulting from operations	5,528,437	2,161,838	11,149,272	4,069,765

Distributions to Common Shareholders[1]
From net investment income	(2,058,077)	(2,209,283)	(4,439,889)	(4,759,352)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,470,360	(47,445)	6,709,383	(689,587)
Beginning of year	44,111,040	44,158,485	96,586,681	97,276,268

End of year	$47,581,400	$44,111,040	$103,296,064	$96,586,681

Undistributed net investment income, end of year	$519,991	$595,641	$262,662	$287,288

	BlackRock New York Municipal Income Trust II (BFY)		BlackRock Virginia Municipal Bond Trust (BHV)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$3,890,360	$4,120,684	$1,293,885	$1,295,945
Net realized gain (loss)	433,787	(39,557)	16,462	17,281
Net change in unrealized appreciation (depreciation)	4,824,903	(324,790)	1,048,201	(49,581)

Net increase in net assets applicable to Common Shareholders resulting from operations	9,149,050	3,756,337	2,358,548	1,263,645

Distributions to Common Shareholders[1]
From net investment income	(4,139,770)	(4,206,084)	(1,299,876)	(1,346,946)

Capital Share Transactions
Reinvestment of common distributions	63,278	—	67,399	46,267

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	5,072,558	(449,747)	1,126,071	(37,034)
Beginning of year	77,853,985	78,303,732	25,336,006	25,373,040

End of year	$82,926,543	$77,853,985	$26,462,077	$25,336,006

Undistributed net investment income, end of year	$956,822	$1,200,113	$206,304	$209,689

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2016

Statements of Cash Flows

Year Ended August 31, 2016	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$3,373,845	$3,501,663	$51,328,314	$4,493,988
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	6,485,639	14,798,367	101,500,038	3,232,881
Purchases of long-term investments	(5,553,756)	(15,718,312)	(122,351,063)	(4,161,072)
Net proceeds from sales (purchases) of short-term securities	(1,161,919)	128,160	(2,369,600)	796,203
Amortization of premium and accretion of discount on investments and other fees	223,896	230,872	3,229,503	16,792
Net realized gain on investments	(281,600)	(228,129)	(2,440,173)	(84,004)
Net unrealized gain on investments	(1,898,371)	(1,851,374)	(27,187,635)	(2,651,455)
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(3,000)	(7,000)	(195,000)	(6,000)
Receivables:
Interest — unaffiliated	4,342	(13,637)	(407,012)	(1,657)
Dividends — affiliated	(245)	(56)	(611)	(107)
Variation margin on futures contracts	2,953	3,234	46,549	4,781
Prepaid expenses	(899)	(905)	(24,980)	(1,366)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	2,092	2,253	42,282	2,699
Interest expense and fees	814	1,471	70,656	5,181
Officer’s and Trustees’ fees	196	326	38,707	159
Other accrued expenses	36,118	3,572	6,931	3,990
Variation margin on futures contracts	594	656	12,687	781

Net cash provided by operating activities	1,230,699	851,161	1,299,593	1,651,794

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	(1,260,025)	(1,605,364)	(24,449,491)	(1,911,678)
Proceeds from TOB Trust Certificates	—	750,858	25,908,552	256,912
Repayments of TOB Trust Certificates	—	—	(5,778,439)	—
Proceeds from Loan for TOB Trust Certificates	—	—	5,777,338	—
Repayments of Loan for TOB Trust Certificates	—	—	(2,773,038)	—
Increase in bank overdraft	26,281	—	—	—
Amortization of deferred offering costs	3,045	3,345	15,485	2,972

Net cash used for financing activities	(1,230,699)	(851,161)	(1,299,593)	(1,651,794)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$58,013	$204,447	$3,109,279	$242,817

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$40,337	$21,857	$40,290	$27,665

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	65

Statements of Cash Flows

Year Ended August 31, 2016	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$5,528,437	$11,149,272	$9,149,050	$2,358,548
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	9,460,824	13,188,650	21,401,174	2,552,495
Purchases of long-term investments	(11,917,660)	(16,878,621)	(21,336,960)	(3,320,320)
Net proceeds from sales (purchases) of short-term securities	1,236,619	(327,690)	(2,028,371)	(174,591)
Amortization of premium and accretion of discount on investments and other fees	250,686	758,090	344,889	76,454
Net realized gain on investments	(225,109)	(650,846)	(718,750)	(78,610)
Net unrealized gain on investments	(3,519,331)	(6,451,581)	(4,828,062)	(1,049,266)
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(19,000)	(32,000)	(29,000)	8,000
Receivables:
Interest — unaffiliated	(52,496)	(86,507)	(51,410)	(19,379)
Dividends — affiliated	(62)	(53)	(840)	(58)
Variation margin on futures contracts	5,766	10,969	9,000	2,391
Prepaid expenses	1,888	(1,414)	3,694	(881)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(8,015)	9,202	6,016	1,730
Interest expense and fees	5,445	18,430	7,804	4,581
Officer’s and Trustees’ fees	504	1,989	874	1,139
Other accrued expenses	(1,476)	(6,421)	(7,820)	36,931
Variation margin on futures contracts	2,359	2,531	2,516	156

Net cash provided by operating activities	749,379	704,000	1,923,804	399,320

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	(2,066,478)	(4,492,047)	(4,096,236)	(1,242,593)
Proceeds from TOB Trust Certificates	2,426,968	6,221,605	2,166,202	840,681
Repayments of TOB Trust Certificates	(1,137,630)	(2,483,333)	(340,437)	—
Proceeds from Loan for TOB Trust Certificates	1,137,500	2,483,088	340,319	—
Repayments of Loan for TOB Trust Certificates	(1,115,590)	(2,439,581)	—	—
Amortization of deferred offering costs	5,851	6,268	6,348	2,592

Net cash used for financing activities	(749,379)	(704,000)	(1,923,804)	(399,320)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$261,332	$556,219	$484,733	$58,798

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	$63,278	$67,399

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock Maryland Municipal Bond Trust (BZM)

	Year Ended August 31,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.96		$15.20	$13.33	$15.60	$14.61

Net investment income[1]	0.61		0.63	0.70	0.72	0.90
Net realized and unrealized gain (loss)	1.02		(0.19)	1.90	(2.23)	1.05
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.02)

Net increase (decrease) from investment operations	1.63		0.44	2.60	(1.51)	1.93

Distributions to Common Shareholders from net investment income[2]	(0.62)		(0.68)	(0.73)	(0.76)	(0.94)

Net asset value, end of year	$15.97		$14.96	$15.20	$13.33	$15.60

Market price, end of year	$16.06		$14.44	$14.59	$12.66	$18.43

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.15%		3.07%	20.39%	(10.24)%	13.08%

Based on market price	15.80%		3.64%	21.68%	(27.84)%	29.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.10%		1.96%	2.00%	2.04%	1.66%	[4]

Total expenses after fees waived and paid indirectly	2.02%		1.88%	1.92%	2.02%	1.60%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.83%	[6]	1.41% [6]	1.34%	1.41%	1.44%	[4,6]

Net investment income	3.98%		4.19%	4.88%	4.73%	5.94%	[4]

Distributions to AMPS Shareholders	—		—	—	—	0.10%

Net investment income to Common Shareholders	3.98%		4.19%	4.88%	4.73%	5.84%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$33,202		$31,073	$31,535	$27,642	$32,320

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000		$16,000	$16,000	$16,000	$16,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$307,510		$294,207	$297,091	$272,765	$302,003

Borrowings outstanding, end of year (000)	$1,500		$1,500	$1,500	$1,500	$2,400

Portfolio turnover rate	11%		18%	15%	11%	30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the years ended August 31, 2016, August 31, 2015 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.39%, 1.33% and 1.40%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	67

Financial Highlights	BlackRock Massachusetts Tax-Exempt Trust (MHE)

	Year Ended August 31,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$13.89		$14.02	$12.34	$14.35	$13.01

Net investment income[1]	0.65		0.68	0.69	0.71	0.84
Net realized and unrealized gain (loss)	0.83		(0.10)	1.74	(1.97)	1.34
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)

Net increase (decrease) from investment operations	1.48		0.58	2.43	(1.26)	2.17

Distributions to Common Shareholders from net investment income[2]	(0.68)		(0.71)	(0.75)	(0.75)	(0.83)

Net asset value, end of year	$14.69		$13.89	$14.02	$12.34	$14.35

Market price, end of year	$15.32		$13.26	$13.75	$11.91	$14.91

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.01%		4.25%	20.47%	(9.27)%	17.02%

Based on market price	21.27%		1.47%	22.42%	(15.72)%	20.66%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.77%		1.71%	1.78%	1.77%	1.50%	[4]

Total expenses after fees waived and paid indirectly	1.77%		1.71%	1.78%	1.77%	1.50%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.15%	[6]	1.15%	1.16%	1.12%	1.33%	[4,6]

Net investment income	4.53%		4.82%	5.22%	5.06%	6.07%	[4]

Distributions to AMPS Shareholders	—		—	—	—	0.11%

Net investment income to Common Shareholders	4.53%		4.82%	5.22%	5.06%	5.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$34,772		$32,864	$33,139	$29,163	$33,852

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,500		$18,500	$18,500	$18,500	$18,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$287,959		$277,646	$279,130	$257,637	$282,983

Borrowings outstanding, end of year (000)	$751		—	—	$1,840	$2,010

Portfolio turnover rate	30%		8%	14%	11%	17%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the years ended August 31, 2016 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.15% and 1.24%, respectively.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.81	$14.98	$13.14	$15.64	$14.34

Net investment income[1]	0.75	0.80	0.83	0.87	0.89
Net realized and unrealized gain (loss)	0.91	(0.15)	1.88	(2.45)	1.36

Net increase (decrease) from investment operations	1.66	0.65	2.71	(1.58)	2.25

Distributions to Common Shareholders from net investment income[2]	(0.78)	(0.82)	(0.87)	(0.92)	(0.95)

Net asset value, end of year	$15.69	$14.81	$14.98	$13.14	$15.64

Market price, end of year	$15.04	$13.65	$13.64	$12.65	$15.86

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.63%	4.88%	21.74%	(10.59)%	16.15%

Based on market price	16.10%	6.16%	15.15%	(15.12)%	21.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.68%	1.58%	1.66%	1.75%	1.95%

Total expenses after fees waived and paid indirectly	1.62%	1.52%	1.59%	1.67%	1.87%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	0.95%	0.95%	1.22%	1.36%	1.45%

Net investment income to Common Shareholders	4.91%	5.35%	5.86%	5.73%	5.89%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$488,318	$461,159	$466,412	$408,935	$485,454

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$300,459	$289,310	$291,466	$267,871	$299,283

Borrowings outstanding, end of year (000)	$76,443	$53,308	$51,890	$64,658	$77,477

Portfolio turnover rate	13%	19%	16%	18%	14%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%, 0.94%, 0.95%, 0.95% and 1.02%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	69

Financial Highlights	BlackRock New Jersey Municipal Bond Trust (BLJ)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.65	$16.29	$14.13	$16.67	$14.55

Net investment income[1]	0.81	0.82	0.87	0.88	0.95
Net realized and unrealized gain (loss)	1.11	(0.59)	2.18	(2.54)	2.12
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.02)

Net increase (decrease) from investment operations	1.92	0.23	3.05	(1.66)	3.05

Distributions to Common Shareholders from net investment income[2]	(0.83)	(0.87)	(0.89)	(0.88)	(0.93)

Net asset value, end of year	$16.74	$15.65	$16.29	$14.13	$16.67

Market price, end of year	$17.40	$13.99	$14.68	$13.54	$16.66

Total Return Applicable to Common Shareholders[3]
Based on net asset value	12.80%	1.74%	22.83%	(10.43)%	21.52%

Based on market price	31.16%	0.93%	15.51%	(14.12)%	29.94%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.07%	1.98%	2.05%	2.10%	1.65%	[4]

Total expenses after fees waived and paid indirectly	2.07%	1.98%	2.05%	2.10%	1.59%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.41%	1.39%	1.42%	1.45%	1.41%	[4,6]

Net investment income	5.03%	5.07%	5.74%	5.39%	6.01%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.11%

Net investment income to Common Shareholders	5.03%	5.07%	5.74%	5.39%	5.90%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$38,959	$36,376	$37,868	$32,841	$38,728

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,700	$18,700	$18,700	$18,700	$18,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$308,335	$294,526	$302,505	$275,620	$307,099

Borrowings outstanding, end of year (000)	$4,776	$4,520	$4,520	$4,520	$3,954

Portfolio turnover rate	6%	13%	16%	8%	25%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.34%.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock New York Municipal Bond Trust (BQH)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.75	$15.77	$13.32	$16.53	$14.89

Net investment income[1]	0.71	0.74	0.79	0.84	0.87
Net realized and unrealized gain (loss)	1.27	0.03	2.46	(3.00)	1.73
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	1.98	0.77	3.25	(2.16)	2.60

Distributions to Common Shareholders:[3]
From net investment income	(0.74)	(0.79)	(0.80)	(0.83)	(0.96)
From net realized gain	—	—	—	(0.22)	—

Total distributions to Common Shareholders	(0.74)	(0.79)	(0.80)	(1.05)	(0.96)

Net asset value, end of year	$16.99	$15.75	$15.77	$13.32	$16.53

Market price, end of year	$15.70	$13.66	$13.86	$12.45	$16.56

Total Return Applicable to Common Shareholders[4]
Based on net asset value	13.22%	5.57%	25.66%	(13.83)%	17.99%

Based on market price	20.63%	4.18%	18.16%	(19.61)%	18.68%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.10%	2.08%	2.23%	2.26%	2.26%	[5]

Total expenses after fees waived and paid indirectly	2.07%	2.07%	2.23%	2.26%	2.20%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6,7]	1.48%	1.91%	2.02%	1.96%	1.90%	[5]

Net investment income	4.31%	4.68%	5.45%	5.26%	5.52%

Distributions to AMPS Shareholders	—	—	—	—	0.02%

Net investment income to Common Shareholders	4.31%	4.68%	5.45%	5.26%	5.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$47,581	$44,111	$44,158	$37,302	$46,158

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100	$22,100	$22,100	$22,100	$22,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$315,300	$299,597	$299,812	$268,789	$308,858

Borrowings outstanding, end of year (000)	$6,381	$5,070	$4,900	$4,775	$7,366

Portfolio turnover rate	13%	22%	18%	18%	45%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[7]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.41%, 1.41%, 1.46%, 1.47% and 1.45%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	71

Financial Highlights	BlackRock New York Municipal Income Quality Trust (BSE)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.81	$14.92	$12.92	$15.51	$14.25

Net investment income[1]	0.68	0.70	0.72	0.78	0.81
Net realized and unrealized gain (loss)	1.03	(0.08)	2.05	(2.54)	1.31
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	1.71	0.62	2.77	(1.76)	2.12

Distributions to Common Shareholders from net investment income[3].	(0.68)	(0.73)	(0.77)	(0.83)	(0.86)

Net asset value, end of year	$15.84	$14.81	$14.92	$12.92	$15.51

Market price, end of year	$14.84	$12.99	$13.16	$12.05	$15.74

Total Return Applicable to Common Shareholders[4]
Based on net asset value	12.22%	4.88%	22.65%	(11.80)%	15.23%

Based on market price	19.87%	4.29%	15.99%	(18.94)%	23.07%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.76%	1.70%	1.75%	1.79%	1.82%	[5]

Total expenses after fees waived and paid indirectly	1.75%	1.70%	1.75%	1.78%	1.82%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6,7]	1.17%	1.51%	1.55%	1.51%	1.50%	[5]

Net investment income	4.40%	4.72%	5.18%	5.20%	5.38%	[5]

Distributions to AMPS Shareholders	—	—	—	—	0.01%

Net investment income to Common Shareholders	4.40%	4.72%	5.18%	5.20%	5.37%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$103,296	$96,587	$97,276	$84,262	$100,865

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500	$40,500	$40,500	$40,500	$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$355,052	$338,486	$340,188	$308,055	$349,050

Borrowings outstanding, end of year (000)	$21,873	$18,091	$17,431	$17,054	$20,920

Portfolio turnover rate	8%	20%	24%	25%	24%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[7]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.12%, 1.09%, 1.09%, 1.09% and 1.13%, respectively.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2016

Financial Highlights	BlackRock New York Municipal Income Trust II (BFY)

	Year Ended August 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.57	$15.66	$13.36	$16.09	$14.66

Net investment income[1]	0.78	0.82	0.84	0.89	0.92
Net realized and unrealized gain (loss)	1.06	(0.07)	2.30	(2.73)	1.50
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	1.84	0.75	3.14	(1.84)	2.42

Distributions to Common Shareholders from net investment income[3]	(0.83)	(0.84)	(0.84)	(0.89)	(0.99)

Net asset value, end of year	$16.58	$15.57	$15.66	$13.36	$16.09

Market price, end of year	$17.01	$14.16	$14.02	$12.56	$16.81

Total Return Applicable to Common Shareholders[4]
Based on net asset value	12.24%	5.33%	24.75%	(12.01)%	17.00%

Based on market price	26.61%	7.00%	18.80%	(20.82)%	24.61%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.86%	1.83%	1.96%	1.97%	2.03%	[5]

Total expenses after fees waived and paid indirectly	1.85%	1.83%	1.95%	1.97%	1.95%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6,7]	1.23%	1.69%	1.78%	1.71%	1.62%	[5]

Net investment income	4.83%	5.25%	5.76%	5.68%	5.96%	[5]

Distributions to AMPS Shareholders	—	—	—	—	0.01%

Net investment income to Common Shareholders	4.83%	5.25%	5.76%	5.68%	5.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$82,927	$77,854	$78,304	$66,772	$80,228

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400	$44,400	$44,400	$44,400	$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$286,771	$275,347	$276,360	$250,387	$280,693

Borrowings outstanding, end of year (000)	$8,061	$5,895	$5,725	$5,198	$7,591

Portfolio turnover rate	17%	20%	21%	30%	25%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[7]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%, 1.13%, 1.15%, 1.14% and 1.11%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2016	73

Financial Highlights	BlackRock Virginia Municipal Bond Trust (BHV)

	Year Ended August 31,
	2016		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.90		$15.95	$14.03	$16.74	$15.33

Net investment income[1]	0.81		0.81	0.83	0.84	0.97
Net realized and unrealized gain (loss)	0.66		(0.01)	1.95	(2.64)	1.45
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.02)

Net increase (decrease) from investment operations	1.47		0.80	2.78	(1.80)	2.40

Distributions to Common Shareholders from net investment income[2]	(0.81)		(0.85)	(0.86)	(0.91)	(0.99)

Net asset value, end of year	$16.56		$15.90	$15.95	$14.03	$16.74

Market price, end of year	$19.14		$16.70	$16.35	$14.91	$19.58

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.05%		5.02%	20.31%	(11.96)%	15.19%

Based on market price	20.00%		7.61%	16.06%	(20.01)%	16.23%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16%		1.98%	2.01%	2.18%	1.69%	[4]

Total expenses after fees waived and paid indirectly	1.95%		1.77%	1.96%	2.18%	1.64%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.70%	[6]	1.30% [6]	1.38%	1.58%	1.43%	[4,6]

Net investment income	5.00%		5.08%	5.52%	5.18%	6.03%	[4]

Distributions to AMPS Shareholders	—		—	—	—	0.09%

Net investment income to Common Shareholders	5.00%		5.08%	5.52%	5.18%	5.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$26,462		$25,336	$25,373	$22,256	$26,466

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600		$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$328,121		$318,414	$318,733	$291,862	$328,157

Borrowings outstanding, end of year (000)	$3,860		$3,019	$3,019	$3,019	$4,108

Portfolio turnover rate	6%		9%	11%	8%	23%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the years ended August 31, 2016, August 31, 2015 and August 31, 2012 the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.30%, 1.23% and 1.38%, respectively.

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock New Jersey Municipal Bond Trust	BLJ	Delaware	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Non-diversified
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: The Trusts have adopted the Financial Accounting Standards Board Accounting Standards Updates, “Simplifying the Presentation of Debt Issuance Costs.” Under the new standard, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. This change in accounting policy had no impact on the net assets of the Trusts.

The deferred offering costs that are now presented as a deduction from the VRDP Shares at liquidation value in the Statements of Assets and Liabilities and amortization included in interest expense, fees and amortization of offering costs in the Statements of Operations were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Deferred offering costs	$68,708	$78,895	$383,598	$76,461	$113,267	$122,362	$116,923	$66,648
Amortization of deferred offering costs	$3,045	$3,345	$15,485	$2,972	$5,851	$6,268	$6,348	$2,592

ANNUAL REPORT	AUGUST 31, 2016	75

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative financial instruments has been included in the Schedules of Investments.

76	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended August 31, 2016, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Trust to borrow money for purposes of making investments. MHE’s management believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking

ANNUAL REPORT	AUGUST 31, 2016	77

Notes to Financial Statements (continued)

entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Trust establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended August 31, 2016, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BZM	$3,219,990	$1,500,000	0.66%	$1,500,000	0.80%
MHE	$1,200,528	$750,858	0.60%	$359,017	0.98%
MHN	$156,301,851	$73,438,549	0.58% - 0.71%	$62,473,503	0.85%
BLJ	$8,740,796	$4,776,430	0.60% - 0.81%	$4,600,160	0.87%
BQH	$11,688,053	$6,359,554	0.59% - 0.71%	$5,443,594	0.84%
BSE	$42,962,293	$21,829,287	0.58% - 0.71%	$19,319,358	0.85%
BFY	$15,110,994	$7,721,072	0.59% - 0.71%	$6,684,260	0.81%
BHV	$6,961,730	$3,859,659	0.58% - 0.59%	$3,733,327	0.79%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts for such reimbursements as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Trusts may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, a Trust will usually enter into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at August 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at August 31, 2016.

78	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

For the year ended August 31, 2016, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MHN	$3,004,300	0.25% - 0.50%	$287,331	0.78%
BQH	$21,910	0.25% - 0.50%	$74,591	0.78%
BSE	$43,507	0.25% - 0.50%	$150,569	0.78%
BFY	$340,319	0.25%	$25,105	0.78%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BZM, BLJ, BQH and BHV each pays the Manager a monthly fee based on an annual rate of 0.65% of the average weekly value of Trust’s managed assets. For such services, BSE and BFY each pays the Manager a monthly fee based on an annual rate of 0.55% of the average weekly value of the Trust’s managed assets. For purposes of calculating these fees, “managed assets” means the total assets of Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining Trust’s net assets.

For such services, MHE and MHN each pays the Manager a monthly fee based on an annual rate of 0.50% and 0.55%, respectively, of the average daily value of the Trust’s net assets. For purposes of calculating these fees, “net assets” means the total assets of the Trust minus the sum of the accrued liabilities. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s net assets.

Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended August 31, 2016, the amounts waived were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Amounts waived	$172	$79	$8,190	$212	$685	$1,396	$1,496	$129

ANNUAL REPORT	AUGUST 31, 2016	79

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of each Trust’s average weekly managed assets as follows:

	BZM	BQH*	BHV
Fee waived	0.05%	0.10%	0.13%

*	Effective July 1, 2016.

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares).

The amounts waived are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2016, the amounts included in fees waived by the Manager were as follows:

	BZM	MHN	BQH	BHV
Amounts waived	$24,781	$276,716	$12,811	$53,569

The Manager reimbursed BSE $8,016 to compensate for an investment made that does not meet the investment guidelines of the Trust, which is included in other income — affiliated on the Statements of Operations.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
MHN	$3,125,047	—	—
BQH	$375,006	—	—
BSE	$625,009	—	—
BFY	$625,009	—	—

7. Purchases and Sales:

For the year ended August 31, 2016, purchases and sales of investments excluding short-term securities, were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Purchases	$5,553,756	$16,712,382	$126,774,500	$4,299,922	$12,225,893	$17,742,832	$21,903,618	$3,320,320
Sales	$6,485,639	$15,795,867	$101,515,038	$3,307,881	$9,460,824	$13,188,650	$21,401,174	$2,552,495

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2016. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization and accretion methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Paid-in capital	$(3,038)	$(289,028)	$(725,571)	$(2,972)	$(5,851)	$(6,268)	$(389,485)	$(2,608)
Undistributed net investment income	$3,038	$3,345	$(52,604)	$(9,039)	$5,763	$6,184	$6,119	$2,606
Accumulated net realized loss	—	$285,683	$778,175	$12,011	$88	$84	$383,366	$2

80	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax-exempt income[1]	08/31/16	$1,330,550	$1,813,411	$26,801,457	$2,143,755	$2,273,227	$4,831,883	$4,572,266	$1,332,363
	08/31/15	$1,552,828	$1,870,220	$27,895,910	$2,192,237	$2,235,945	$4,809,498	$4,254,577	$1,443,709
Ordinary income[2]	08/31/16	—	4,490	23,422	99	1,425	4,898	2,615	—
	08/31/15	42	98	1,471	10,574	736	63	6,635	31

Total	08/31/16	$1,330,550	$1,817,901	$26,824,879	$2,143,854	$2,274,652	$4,836,781	$4,574,881	$1,332,363

	08/31/15	$1,552,870	$1,870,318	$27,897,381	$2,202,811	$2,236,681	$4,809,561	$4,261,212	$1,443,740

[1]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2016, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated net earnings were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Undistributed tax-exempt income	$210,335	$225,428	$1,290,801	$340,058	$447,909	$42,863	$719,130	$200,556
Undistributed ordinary income	—	197	26,682	10,718	896	1,649	2,745	—
Capital loss carryforwards	(85,620)	(797,713)	(27,521,093)	(697,673)	(1,433,334)	(5,446,753)	(2,750,526)	(895,179)
Net unrealized gains[1]	3,610,343	5,679,963	73,237,781	6,318,149	8,860,804	16,303,025	14,480,956	4,363,353

Total	$3,735,058	$5,107,875	$47,034,171	$5,971,252	$7,876,275	$10,900,784	$12,452,305	$3,668,730

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the treatment of residual interests in TOB Trusts, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the deferral of compensation to Trustees.

As of August 31, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
No expiration date[1]	$45,323	$389,737	$18,915,609	$697,673	$1,433,334	$2,318,939	$1,883,630	$843,313
2017	—	375,230	4,069,997	—	—	1,583,452	254,346	—
2018	—	32,672	3,861,956	—	—	1,544,362	357,549	—
2019	40,297	74	673,531	—	—	—	255,001	51,866

Total	$85,620	$797,713	$27,521,093	$697,673	$1,433,334	$5,446,753	$2,750,526	$895,179

[1]	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2016, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Amount utilized	$198,156	$127,194	$1,155,641	—	$34,795	$327,133	$443,792	$79,952

As of August 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax cost	$45,211,069	$47,048,437	$657,319,626	$50,839,767	$60,981,527	$126,915,004	$112,841,700	$33,244,361

Gross unrealized appreciation	$3,631,711	$5,683,997	$73,943,155	$6,941,730	$8,953,720	$16,556,947	$14,553,252	$4,423,473
Gross unrealized depreciation	(11,122)	(4,028)	(467,932)	(614,134)	(82,894)	(245,394)	(61,358)	(52,515)

Net unrealized appreciation	$3,620,589	$5,679,969	$73,475,223	$6,327,596	$8,870,826	$16,311,553	$14,491,894	$4,370,958

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

ANNUAL REPORT	AUGUST 31, 2016	81

Notes to Financial Statements (continued)

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB Trust transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BZM and BHV invested a significant portion of their assets in securities in the health sector. MHE invested a significant portion of their assets in securities in the education sector. MHN and BLJ invested a significant portion of its assets in securities in the transportation sector. BQH and BFY invested a significant portion of their assets in securities in the country, city, special district, school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

82	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (continued)

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Trust, except for MHN, is authorized to issue an unlimited number of shares (200 million shares for MHN), all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares and Preferred Shares, except for MHE and MHN, is $0.001 per share ($0.01 for MHE and $0.10 for MHN). The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BZM	MHE	MHN	BLJ	BFY	BHV
2016	2,587	1,504	2,591	1,671	3,814	3,856
2015	2,336	2,904	—	121	—	2,852

For the years ended August 31, 2016 and August 31, 2015 for BQH and BSE, shares issued and outstanding remained constant.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Trustees if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

The Trusts have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Trusts are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	6/14/12	160	$16,000,000	7/01/42
MHE	6/14/12	185	$18,500,000	7/01/42
MHN	6/30/11	2,436	$243,600,000	7/01/41
BLJ	6/14/12	187	$18,700,000	7/01/42
BQH	9/15/11	221	$22,100,000	10/01/41
BSE	9/15/11	405	$40,500,000	10/01/41
BFY	9/15/11	444	$44,400,000	10/01/41
BHV	6/14/12	116	$11,600,000	7/01/42

Redemption Terms: Each Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, the Trusts are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

ANNUAL REPORT	AUGUST 31, 2016	83

Notes to Financial Statements (continued)

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of Trusts. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each Trust entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MHN and the liquidity provider is for a three year term and is scheduled to expire on April 19, 2017 unless renewed or terminated in advance. The fee agreement between BZM, MHE, BLJ and BHV and their liquidity provider was scheduled to expire on July 7, 2016 unless renewed or terminated in advance. BZM, MHE, BLJ and BHV renewed the fee agreement, which is scheduled to expire on July 6, 2017 unless renewed or terminated in advance. The fee agreement between BQH, BSE and BFY and their liquidity provider was scheduled to expire on December 4, 2015 unless renewed or terminated in advance. In October 2015, in connection with the commencement of a special rate period (as described below), BQH, BSE and BFY extended their fee agreements to October 22, 2018.

In the event the fee agreement is not renewed or is terminated in advance, and the Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the Trusts are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the Trusts are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trusts’ VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Trusts may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 for BZM, MHN, BLJ, BQH, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended August 31, 2016, the annualized dividend rates for the VRDP Shares were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Rate	0.28%	1.09%	1.07%	1.09%	0.98%	0.98%	0.98%	0.28%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. As of period end, the short-term ratings of the liquidity provider and the VRDP Shares for BZM and BHV were P1/F1 as rated by Moody’s and Fitch, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: Upon issuance of the VRDP Shares on June 14, 2012, BZM, MHE, BLJ and BHV commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. On June 16, 2015, the special rate period for MHE and BLJ was extended to June 22, 2016. On June 24, 2015, the special rate period for the VRDP Shares for BZM and BHV terminated and the shares reverted to remarketable securities and assigned short-term ratings. In June 2016, the special rate period for MHE and BLJ was extended to June 21, 2017. Prior to June 21, 2017, the holder of the VRDP Shares and MHE and BLJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will become remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned to the VRDP Shares at issuance but such ratings may be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

On April 17, 2014, MHN commenced a three-year special rate period ending April 19, 2017 with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MHN were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 19, 2017, the holder of the VRDP Shares and MHN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

84	ANNUAL REPORT	AUGUST 31, 2016

Notes to Financial Statements (concluded)

On October 22, 2015, BQH, BSE and BFY commenced a three-year special rate period ending April 18, 2018 with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BQH, BSE and BFY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and BQH, BSE and/or BFY may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the Trusts on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the Trusts are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The Trusts will not pay any fees to the liquidity provider and remarketing agent during the special rate period. The Trusts will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the Trusts redeem the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended August 31, 2016, VRDP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BZM	$0.0474	$0.0474	VRDP	W-7	$10,330
MHE	$0.0530	$0.0530	VRDP	W-7	$24,227
MHN	$0.0580	$0.0580	VRDP	W-7	$315,016
BLJ	$0.0695	$0.0695	VRDP	W-7	$24,489
BQH	$0.0590	$0.0590	VRDP	W-7	$28,941
BSE	$0.0520	$0.0520	VRDP	W-7	$53,037
BFY	$0.0660	$0.0660	VRDP	W-7	$58,145
BHV	$0.0630	$0.0630	VRDP	W-7	$7,489

[1]	Net investment income dividend paid on October 3, 2016 to Common Shareholders of record on September 15, 2016.

[2]	Net investment income dividend declared on October 3, 2016, payable to Common Shareholders of record on October 14, 2016.

[3]	Dividends declared for period September 1, 2016 to September 30, 2016.

ANNUAL REPORT	AUGUST 31, 2016	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock MuniHoldings New York Quality Fund, Inc. and to the Shareholders and Board of Trustees of: BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust (collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, including the related schedules of investments as of August 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of August 31, 2016, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, as of August 31, 2016, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 25, 2016

86	ANNUAL REPORT	AUGUST 31, 2016

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Trust II (“BFY”), BlackRock Virginia Municipal Bond Trust (“BHV”) and BlackRock Massachusetts Tax-Exempt Trust (“MHE” and together with BZM, MHN, BLJ, BSE, BQH, BFY and BHV, each a “Trust,” and, collectively, the “Trusts”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and a Customized Peer Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and

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Disclosure of Investment Advisory Agreements (continued)

expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BZM noted that for the one-, three- and five-year periods reported, BZM ranked second out of two funds, first out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BZM. The Composite measures a blend of total return and yield.

The Board of MHN noted that for each of the one-, three- and five-year periods reported, MHN ranked first out of four funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHN. The Composite measures a blend of total return and yield.

The Board of BLJ noted that for each of the one-, three- and five-year periods reported, BLJ ranked first out of three funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BLJ. The Composite measures a blend of total return and yield.

The Board of BSE noted that for the one-, three- and five-year periods reported, BSE ranked third out of four funds, first out of four funds, and second out of four funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BSE. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for BSE’s underperformance during the one-year period.

The Board of BHV noted that for each of the one-, three- and five-year periods reported, BHV ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BHV. The Composite measures a blend of total return and yield.

The Board of MHE noted that for the one-, three- and five-year periods reported, MHE ranked third out of four funds, first out of four funds, and first out of four funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHE. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for MHE’s underperformance during the one-year period.

The Board of BQH noted that for each of the one-, three- and five-year periods reported, BQH ranked in the fourth quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BQH. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for BQH’s underperformance during these periods. The Board was informed that, among other things, prolonged low interest rates, and resulting low replacement yields, and the portfolio management team’s decision to reduce leverage and avoid the Tobacco and Puerto Rico sectors detracted from BQH’s performance over these periods.

The Board of BFY noted that for the one-, three- and five-year periods reported, BFY ranked in the third, fourth and fourth quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFY. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for BFY’s underperformance during these periods. The Board was informed that, among other things, prolonged low interest rates, and resulting low replacement yields, and the portfolio management team’s decision to reduce leverage and avoid the Tobacco and Puerto Rico sectors detracted from BFY’s performance over these periods.

The Board of each of BQH and BFY and BlackRock discussed BlackRock’s strategy for improving its Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

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Disclosure of Investment Advisory Agreements (continued)

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BSE noted that BSE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of each of MHN, BFY and MHE noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of BZM noted that BZM’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BZM. The waiver was implemented on June 6, 2013. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board of BLJ noted that BLJ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

The Board of BQH noted that BQH’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver was implemented on July 1, 2016.

The Board of BHV noted that BHV’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. The Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BHV. The waiver was implemented on June 9, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. The Board considered the Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in

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Disclosure of Investment Advisory Agreements (concluded)

the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BLJ, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHE and MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

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Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

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Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of Blackrock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee serves until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

94	ANNUAL REPORT	AUGUST 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

As of the date of this report:

•	The portfolio managers of BZM and BHV are Ted Jaeckel and Phillip Soccio.

•	The portfolio managers of MHE are Ted Jaeckel and Michael Perilli.

•	The portfolio managers of MHN, BLJ, BQH, BSE and BFY are Timothy Browse and Walter O’Connor.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[1] New York, NY 10036 Citigroup Global Markets, Inc.[2] New York, NY 10179 Barclays Capital, Inc.[3] New York, NY 10019	VRDP Liquidity Providers Bank of America, N.A.[1] New York, NY 10036 Citibank, N.A.[2] New York, NY 10179 Barclays Bank PLC.[3] New York, NY 10019		Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MHN.

[2]	For BZM, MHE, BLJ and BHV.

[3]	For BQH, BSE and BFY.

ANNUAL REPORT	AUGUST 31, 2016	95

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BZM	1,887,904	28,465	0	1,885,748	30,621	0	1,887,804	28,565	0
BLJ	2,025,113	26,485	0	2,024,351	27,247	0	2,019,148	32,450	0
BSE	5,396,258	404,567	0	5,374,710	426,115	0	5,396,258	404,567	0
BQH	2,263,148	209,681	0	2,259,386	213,443	0	2,263,148	209,681	0
BFY	4,023,066	398,937	0	4,012,111	409,892	0	4,015,705	406,298	0
BHV	1,477,571	7,104	0	1,471,168	13,507	0	1,429,077	55,598	0
	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BZM	1,887,908	28,461	0	1,887,904	28,465	0
BLJ	2,018,386	33,212	0	2,019,148	32,450	0
BSE	5,396,258	404,567	0	5,331,753	469,072	0
BQH	2,259,386	213,443	0	2,259,379	213,450	0
BFY	4,012,111	409,892	0	4,015,705	406,298	0
BHV	1,462,594	22,081	0	1,478,071	6,604	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski and Karen P. Robards.

[1]	Class II.

[2]	Class III.

Approved the Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	24,618,719	1,753,795	0	24,632,969	1,739,545	0	24,563,612	1,808,902	0
MHE	2,101,562	33,105	26,341	2,100,203	34,464	26,341	2,092,003	44,985	24,020
	Frank J. Fabozzi[1]			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	2,436	0	0	24,567,986	1,804,528	0	24,604,263	1,768,251	0
MHE	185	0	0	2,098,379	36,288	26,341	2,084,766	49,900	26,342
	W. Carl Kester[1]			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	2,436	0	0	24,575,094	1,797,420	0	24,554,014	1,818,500	0
MHE	185	0	0	2,104,183	32,806	24,019	2,102,135	36,902	21,971
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	24,631,848	1,740,666	0	24,632,217	1,740,297	0
MHE	2,104,499	34,538	21,971	2,101,861	32,806	26,341

¹	Voted on by holders of Preferred Shares only.

96	ANNUAL REPORT	AUGUST 31, 2016

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as noted on page 97, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016 onwards, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, a common indicator of an investment’ sensitivity to interest rate movements. The new methodology will be applied to the Trusts’ duration reported for any periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, including each Trust’s effective duration and additional information about the new methodology, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

ANNUAL REPORT	AUGUST 31, 2016	97

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

98	ANNUAL REPORT	AUGUST 31, 2016

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-8/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Massachusetts Tax-Exempt Trust	$25,563	$25,563	$0	$0	$7,956	$7,956	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Massachusetts Tax-Exempt Trust	$7,956	$7,956

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2016.

(a)(1) The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock. The foregoing professional is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Mr. Jaeckel has been a member of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

(a)(2) As of August 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	35	0	0	0	0	0
	$26.67 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this fund is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Massachusetts Tax-Exempt Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Massachusetts Tax-Exempt Trust

Date: November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Massachusetts Tax-Exempt Trust

Date: November 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Massachusetts Tax-Exempt Trust

Date: November 3, 2016